UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
SCHEDULE 14A
______________________________
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________________

☒	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
INNVENTURE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
______________________________

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MESSAGE FROM THE CHIEF EXECUTIVE OFFICER
Dear Fellow Innventure Stockholders,
We are pleased to invite you to join us at the 2025 Annual Meeting of stockholders (the “Annual Meeting”) of
Innventure, Inc. (the “Company”, “we”, “our”, or “Innventure”) to be held on Wednesday, June 25th at 9:00 a.m. Eastern
Time by means of a virtual conference.  We value your voice and believe it is important that your shares are represented at our Annual Meeting.  We urge you to cast your vote as soon as possible by telephone, via the Internet or by mail.
The following notice of the Annual Meeting (the “Notice of Availability” or “Notice”) and proxy statement (the
“Proxy Statement” or “Proxy”) describe the various matters that will be voted on.  During the meeting, we will also provide a corporate update and open the floor for you to ask questions.
The Company’s board of directors (the “Board of Directors” or “Board”) recommend that you vote:
•FOR the election of the three nominees to serve as Class I directors on our Board of Directors, each for a three year term expiring at the 2028 annual meeting of stockholders;
•FOR the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•FOR the issuance of 20% or more of the Company’s issued and outstanding Common Stock (as defined below) as of October 2, 2024, pursuant to the Standby Equity Purchase Agreement (“SEPA”) with YA II PN,
LTD. (“Yorkville”); and
•FOR the issuance of 20% or more of the Company’s issued and outstanding Common Stock as of March 25,
2025, pursuant to the Convertible Debentures (as defined in the Proxy Statement) with Yorkville.
Please refer to the accompanying Proxy Statement for detailed information on each of the proposals and the
Annual Meeting. On behalf of the Board of Directors, executives and all Innventure team members, we appreciate your continued support of Innventure.

May 9, 2025

Gregory W. Haskell Chief Executive Officer and Director
NOTICE OF 2025 ANNUAL GENERAL MEETING
2025 Annual General Meeting of Stockholders Details

Date and Time:	June 25, 2025 9:00 a.m. Eastern Time

Record Date:	April 28, 2025
You may vote if you were a stockholder at the close
of business on April 28, 2025. A list of stockholders
as of the close of business on the Record Date will be
available for examination by stockholders during the
Annual Meeting and for a period of 10 days prior to
the Annual Meeting. If you would like to view the
stockholder list in advance of the Annual Meeting,
please contact us at
investorrelations@innventure.com to schedule an
appointment and make arrangements.

Place:	www.virtualshareholdermeeting.com/ INV2025

Proxy Mail Date:	May 9, 2025
For additional Annual Meeting details, please see “General Information About the Annual Meeting and Voting” in
this Proxy Statement.
Voting: Stockholders are invited to attend the live virtual meeting.  Even if you plan to attend, we encourage you to vote in advance of the meeting.  You may cast your vote via:

Internet www.proxyvote.com	Mail mark, sign, date & return your proxy card
Phone 1-800-690-6903	Live at the virtual Annual Meeting www.virtualshareholdermeeting.com/INV2025
Please see “How to Vote” below for specific instructions on how to vote through each of these channels.
At our Annual Meeting, our stockholders will be asked to:
1.Elect three Class I directors, Gregory W. Haskell, Daniel J. Hennessy and Michael Amalfitano, as
recommended by the Nominating and Corporate Governance Committee (“N&CG Committee”), each being nominated to serve for a three-year term expiring at the 2028 annual meeting of stockholders;
2.Ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.Approve the issuance of 20% or more of the Company’s issued and outstanding common stock as of
October 2, 2024, pursuant to the SEPA with Yorkville;
4.Approve issuance of 20% or more of the Company’s issued and outstanding common stock as of March
25, 2025, pursuant to the Convertible Debentures with Yorkville; and
5.Transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June
25, 2025:  Our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), and the
2025 Proxy Statement are available free of charge at www.proxyvote.com.
Investor Relations
Innventure, Inc.
6900 Tavistock Lakes Boulevard, Suite 400
Orlando, Florida 32827
investorrelations@innventure.com

By order of the Board of Directors,

Suzanne Niemeyer General Counsel
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TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING .......................................................	1

PROPOSAL ONE—ELECTION OF DIRECTORS ...........................................................................................................	7

Board Recommendation ...............................................................................................................................................	7

CORPORATE GOVERNANCE .........................................................................................................................................	8

Our Board of Directors .................................................................................................................................................	8
Our Executive Officers .................................................................................................................................................	10
Governance Overview ..................................................................................................................................................	11
Board Composition ......................................................................................................................................................	11
Director Independence .................................................................................................................................................	11
Director Nominations ...................................................................................................................................................	12
Board Leadership Structure ..........................................................................................................................................	13
Board’s Role in Risk Oversight ...................................................................................................................................	13
Board Committees ........................................................................................................................................................	14
Executive Sessions .......................................................................................................................................................	15
Director Meeting Attendance .......................................................................................................................................	15
Stockholder Communications with the Board ..............................................................................................................	15
Code of Business Conduct and Ethics ..........................................................................................................................	16
Corporate Governance Guidelines ...............................................................................................................................	16
Compensation Clawback Policy ...................................................................................................................................	16
Insider Trading and Anti-Hedging Policies and Procedures ........................................................................................	16

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS ..................................................................	17

Transactions with AeroFlexx, Accelsius, Innventus ESG Fund I, L.P., and Innventure1, LLC ..................................	17
AeroFlexx .....................................................................................................................................................................	19
Accelsius ......................................................................................................................................................................	20
Other Related Party Transactions .................................................................................................................................	21
Review, Approval or Ratification of Transactions with Related Parties .....................................................................	23
Limitation of Liability and Indemnification of Directors and Executive Officers .......................................................	23
Related Party Transaction Policy .................................................................................................................................	23

PROPOSAL TWO—RATIFY BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 21, 2025 ..........................................................................	24

Board Recommendation ...............................................................................................................................................	24
Vote Required ..............................................................................................................................................................	24
Audit Matters ................................................................................................................................................................	24
Change in Auditor ........................................................................................................................................................	25
Report of the Audit Committee of the Board ...............................................................................................................	25

PROPOSAL THREE—SEPA SHARE ISSUANCE PROPOSAL .....................................................................................	26

Background ..................................................................................................................................................................	29
Reasons for Seeking Stockholder Approval .................................................................................................................	27
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TABLE OF CONTENTS
(continued)

Page

Effect on Current Stockholders ....................................................................................................................................	27
Consequences of Non-Approval ..................................................................................................................................	28
Board Recommendation ...............................................................................................................................................	28
Vote Required ..............................................................................................................................................................	28

PROPOSAL FOUR—CONVERTIBLE DEBENTURES SHARE ISSUANCE PROPOSAL ..........................................	29

Background ..................................................................................................................................................................	29
Reasons for Seeking Stockholder Approval .................................................................................................................	30
Effect on Current Stockholders ....................................................................................................................................	30
Consequences of Non-Approval ..................................................................................................................................	31
Board Recommendation ...............................................................................................................................................	31
Vote Required ..............................................................................................................................................................	31

EXECUTIVE AND DIRECTOR COMPENSATION ........................................................................................................	32

2024 Business Combination .........................................................................................................................................	32
2024 Summary Compensation Table ...........................................................................................................................	32
Outstanding Equity Awards at 2024 Fiscal Year-End .................................................................................................	36
Additional Narrative Disclosure ...................................................................................................................................	37
Director Compensation ................................................................................................................................................	38
2024 Director Compensation .......................................................................................................................................	39

STOCK OWNERSHIP ........................................................................................................................................................	40

Stock Ownership of Major Stockholders, Executive Officers and Directors ...............................................................	40
Securities Authorized for Issuance Under Equity Compensation Plans ......................................................................	41

OTHER INFORMATION ...................................................................................................................................................	42

Proxy Materials ............................................................................................................................................................	42
Delivery of Proxy Materials to Households .................................................................................................................	42
Forward-looking statements. Except for historical and factual information contained herein, matters set forth in this Proxy Statement identified by words such as “expects,” “believes,” “will” and similar expressions are forward-looking statements under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934,
as amended (the “Exchange Act”), and are subject to the “safe harbor” protection thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only and are subject to uncertainties.
These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Actual events and results may differ materially from those anticipated by us in those statements due to several factors, including those disclosed in our other filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason and we undertake no obligation to update any forward-looking statements made in this Proxy Statement or in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, to reflect new events or circumstances, new information or the occurrence of unanticipated events, except as required by law.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Purpose of the Annual Meeting. At the Annual Meeting, our stockholders will consider and vote on the following matters:

Proposal 1:
Elect three Class I directors, Gregory W. Haskell, Daniel J. Hennessy and Michael
Amalfitano, as recommended by the N&CG Committee, each being nominated to serve for a three-year term expiring at the 2028 annual meeting of stockholders;

Proposal 2:	Ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

Proposal 3:	Approve the issuance of 20% or more of the Company’s issued and outstanding common stock as of October 2, 2024, pursuant to the SEPA with Yorkville;

Proposal 4:	Approve issuance of 20% or more of the Company’s issued and outstanding common stock as of March 25, 2025, pursuant to the Convertible Debentures with Yorkville; and

Proposal 5:	Transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
As of the date of this Proxy Statement, we are not aware of any business to come before the meeting other than the first four items noted above.
Board of Directors Recommendation. Our Board of Directors unanimously recommends that you vote:

FOR	the election of the three nominees to serve as Class I directors on our Board of Directors, each for a three-year term expiring at the 2028 annual meeting of stockholders;

FOR	the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

FOR	the issuance of 20% or more of the Company’s issued and outstanding Common Stock as of October 2, 2024, pursuant to the SEPA with Yorkville; and

FOR	the issuance of 20% or more of the Company’s issued and outstanding Common Stock as of March 25, 2025, pursuant to the Convertible Debentures with Yorkville.
Availability of Proxy Materials.  The Proxy materials, including this Proxy Statement, a proxy card and our 2024
Annual Report, which we filed with the SEC on April 14, 2025, are available for viewing, printing and downloading at
www.proxyvote.com.
Who Can Vote at the Annual Meeting? Only stockholders of record at the close of business on April 28, 2025
(the “Record Date”) will be entitled to vote at the Annual Meeting. On this Record Date, there were (i) 53,487,294 shares of common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote; (ii) 239,159 shares of
Series B Preferred Stock, par value of $0.0001 per share (the “Series B Preferred Stock”), outstanding and entitled to vote;
and (iii) 575,000 shares of Series C Preferred Stock, par value of $0.0001 per share (the “Series C Preferred Stock”), outstanding and entitled to vote.
Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Annual Meeting and each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Annual Meeting.

Furthermore, each holder of Common Stock shall vote together with the holders of the Series B Preferred Stock and the
Series C Preferred Stock as a single class.
Difference Between a “Shareholder of Record” and a Beneficial Owner of Shares Held in “Street Name”.
Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust
Company, LLC, then you are considered the “shareholder of record” of those shares.  In this case, your Notice of
Availability has been sent to you directly by us.  You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How to Vote” below.
Beneficial Owner of Shares Held in Street Name.  If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of
Availability will be sent to you by that organization.  The organization holding your shares is considered the shareholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.
Do the Series B Preferred Stock Holders Have Voting Rights? Yes. As described in the certificate of designation for the Series B Preferred Stock (the “Series B Certificate of Designation”), for each whole share of Series B
Preferred Stock held by the holder as of the Record Date, the holders of the Series B Preferred Stock will be entitled to cast the number of votes equal to (i) the Original Issue Price, which is $10.00, divided by (ii) $10.35, which is the Minimum
Price (which shall have the meaning assigned in Nasdaq Listing Rule 5635(d)) as of the initial issue date of the Series B
Preferred Stock, and will vote with the holders of the Common Stock and Series C Preferred Stock as a single class and on an as-converted basis, except as provided by law or applicable “Nasdaq Listing Rules” of the Nasdaq Global Market
(“Nasdaq”) and subject to certain other limitations as set forth in the Series B Certificate of Designation.  Following this calculation, each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Annual
Meeting.
Do the Series C Preferred Stock Holders Have Voting Rights?   Yes. As described in the certificate of
designation for the Series C Preferred Stock (the “Series C Certificate of Designation”), for each whole share of Series C
Preferred Stock held by the holder as of the Record Date, the holders of the Series C Preferred Stock will be entitled to cast the number of votes equal to (i) the Original Issue Price, which is $10.00, divided by (ii) $7.72, which is the Minimum
Price (which shall have the meaning assigned in Nasdaq Listing Rule 5635(d)) as of the initial issue date of the Series C
Preferred Stock, and will vote with the holders of the Common Stock and Series B Preferred Stock as a single class and on an as-converted basis, except as provided by law or applicable Nasdaq Listing Rules and subject to certain other limitations as set forth in the Series C Certificate of Designation. Following this calculation, each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Annual Meeting.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials instead of a Full
Set of Proxy Materials?  We are pleased to comply with the rules of the SEC that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach.  As a result, we are sending our stockholders of record and beneficial owners of our Common Stock a copy of the Notice of Availability instead of paper copies of this Proxy
Statement, our proxy card, and our 2024 Annual Report.  We will send the Notice of Availability on or about May 9, 2025.
Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability.  This
Proxy Statement and our 2024 Annual Report are available for viewing, printing and downloading on the Internet at
www.proxyvote.com.
How to Virtually Attend the Annual Meeting. The Annual Meeting will be a virtual meeting and you may not attend in person.  In order to attend the meeting online, you must visit www.virtualshareholdermeeting.com/INV2025 starting at 8:45 a.m., Eastern Time, on June 25, 2025. You may attend the Annual Meeting online by following the instructions that you will receive once you log on.
Online registration for the Annual Meeting will begin on May 9, 2025 and you should allow ample time for the online registration.  Upon completing your registration, you will receive a verification email confirming your registration into the Annual Meeting.  The Annual Meeting will start at 9:00 a.m., Eastern Time, on June 25, 2025.  You may log on to
the virtual meeting starting one hour before it begins.  We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 8:45 a.m., Eastern Time, on June 25, 2025.

How to Vote.  If you are the shareholder of record of your shares as of the Record Date, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting.  If you choose to vote by proxy prior to the
Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:
•By Telephone Prior to the Annual Meeting.  You may transmit your proxy over the phone by calling
1-800-690-6903 and following the instructions provided in the Notice of Availability and on the proxy card.
You will need to have your Notice of Availability or proxy card in hand when you call.
•Via the Internet Prior to the Annual Meeting.  You may transmit your proxy via the Internet by following the instructions provided in the Notice of Availability and on the proxy card.  You will need to have your Notice of Availability or proxy card in hand when you access the website.  The website for voting is available at
www.proxyvote.com.
•By Mail Prior to the Annual Meeting.  If you requested printed copies of proxy materials, you may vote by mailing your proxy card as described in the proxy materials.
•Online during the Annual Meeting. You may vote your shares online while virtually attending the Annual
Meeting by following the instructions found on your Notice, proxy card and/or voting instruction form and by visiting www.virtualshareholdermeeting.com/INV2025 starting at 8:45 a.m., Eastern Time, on June 25, 2025.
Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on June
24, 2025, and mailed proxy cards must be received by 11:59 p.m. Eastern Time on June 24, 2025 in order to be counted at the Annual Meeting.
If your shares are held in “street name”, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares.  In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If your shares are held in
“street name”, you must obtain a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting.  In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to be able to vote your shares online while virtually attending the Annual Meeting.
Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.
How Many Votes do I Have?  If you own shares of our Common Stock, then on each matter to be voted upon, you have one vote for each share of Common Stock you own as of April 28, 2025, the Record Date. If you own shares of
Series B Preferred Stock, then on each matter to be voted upon, you have 0.97 votes for each share of Series B Preferred
Stock you own as of the Record Date.  If you own shares of Series C Preferred Stock, then on each matter to be voted upon, you have 1.3 votes for each share of Series C Preferred Stock you own as of the Record Date.
Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?
No. The Notice of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.
How Do I Submit a Question at the Annual Meeting?  Stockholders should visit
www.virtualshareholdermeeting.com/INV2025 to virtually attend, vote and submit questions during the Annual Meeting.
Stockholders may submit questions until the Annual Meeting’s adjournment.
May I See a List of Stockholders Entitled to Vote as of the Record Date?  A list of stockholders as of the close of business on the Record Date will be available for examination by stockholders during the Annual Meeting and for a period of 10 days prior to the Annual Meeting. If you would like to view the stockholder list in advance of the Annual Meeting, please contact us at investorrelations@innventure.com to schedule an appointment and make arrangements.

Quorum.  A quorum of stockholders is necessary to hold a valid Annual Meeting.  The holders of a majority of the voting power of the issued and outstanding shares of our capital stock entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum.
On the Record Date, there were (i) 53,487,294 shares of Common Stock outstanding and entitled to vote;
(ii) 239,159 shares of Series B Preferred Stock outstanding and entitled to vote; and (iii) 575,000 shares of Series C
Preferred Stock outstanding and entitled to vote, with each share of Common Stock entitled to one vote, each share of
Series B Preferred Stock entitled to 0.97 votes, and each share of Series C Preferred Stock entitled to 1.3 votes. Thus, the holders of shares representing 27,233,390 votes must be present in person or represented by proxy at the meeting to have a quorum.
Shares present virtually during the Annual Meeting will be considered shares represented in person or by means of remote communication at the meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.
A broker “non-vote” occurs when (i) a broker or other nominee holds shares for a beneficial owner, (ii) the beneficial owner has not given the respective broker specific voting instructions, (iii) the matter is non-routine in nature, and (iv) there is at least one routine proposal presented at the applicable meeting of stockholders (such as Proposal 2 at this
Annual Meeting). Under applicable rules, a broker or other nominee has discretionary voting power only with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Broker non-votes are considered present for purposes of determining the presence of a quorum so long as the shares represented by a broker or other nominee who holds shares for a beneficial owner, where the beneficial owner has not given the respective broker or other nominee specific voting instructions, can be voted for, against or in abstention for at least one proposal presented at the
Annual Meeting. Because there is a routine proposal presented at the Annual Meeting (Proposal 2) on which brokers and other nominees have such discretionary voting power, broker non-votes will be counted for quorum purposes at the Annual
Meeting.
Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal and occur when shares present at the meeting are marked ABSTAIN.
Proposals 1, 3 and 4 are non-routine matters, so your broker or nominee may not vote your shares on Proposals 1,
3 or 4 without your instructions. Proposal 2, the ratification of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025, is a routine matter so your broker or nominee may vote your shares on Proposal 2 even in the absence of your instruction.
Please instruct your bank, broker or other nominee to ensure that your vote will be counted.
Votes Required.  With respect to Proposal 1, directors shall be elected by a plurality of the votes cast (meaning that the directors who receive the highest number of shares voted “for” their election are elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees.
Adoption of each of Proposals 2, 3 and 4 requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes, as applicable, are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
How You May Vote. With respect to Proposal 1, you may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees.
With respect to each of Proposals 2, 3 and 4, you may vote “for,” “against” or “abstain” from voting. If you
“abstain” from voting with respect to any of these proposals, your vote will have no effect for that proposal. Broker non-
votes, as applicable, will have no effect on the vote for any of these proposals.
Proposal 2 is considered a routine matter on which the broker will have discretionary authority to vote on the proposal should a beneficial holder not provide voting instructions. For that reason, if you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from Proposal 2, you will have to provide your broker with such an instruction.
Otherwise, your broker will vote Proposal 2 in its discretion.

Method of Counting Votes.  Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Annual Meeting and each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Annual Meeting. Furthermore, each holder of Common Stock shall vote together with the holders of the Series B
Preferred Stock and the Series C Preferred Stock as a single class.
Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.
Under applicable Nasdaq Listing Rules, the shares of Common Stock issued pursuant to the SEPA, of which there were 208,993 shares, are not entitled to vote on Proposal 3 and the shares of Common Stock issued pursuant to conversion of all or any portion of the Convertible Debentures, if applicable, are not entitled to vote on Proposal 4.
Revoking a Proxy; Changing Your Vote. If you are a shareholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting:
•by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;
•by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above;
or
•by filing a written revocation with our Corporate Secretary.
If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.
Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not automatically revoke your proxy.
Costs of Proxy Solicitation. We will pay the cost of soliciting proxies. The Company is making this solicitation by mail and may also use telephone or in person contacts, using the services of a number of regular employees of
Innventure at nominal or no cost. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of Common Stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.
Voting Results.  We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
2026 Stockholder Proposals and Nominations.  In order to submit a proposal for inclusion in our proxy statement and proxy card for the 2026 annual meeting of stockholders, you must follow the procedures outlined in Rule 14a-8 of the
Exchange Act. To be eligible for inclusion, we must receive your shareholder proposal at our principal corporate offices in
Orlando, Florida as set forth below no later than January 9, 2026.
If you wish to present a proposal or nominate a director for consideration at the 2026 annual meeting of stockholders without having the proposal or nominee included in our proxy statement and proxy card per the above paragraph, you must follow the current advance notice provisions and other requirements and procedures outlined in our
By-laws (as amended and restated, the “Bylaws”), which are filed with the SEC. To be properly brought, that notice must contain the information specified in our Bylaws and we must receive your notice at the address noted below no earlier than the close of business on February 25, 2026, and no later than the close of business on March 27, 2026. If your notice is not properly brought before the 2026 annual meeting of stockholders in accordance with our Bylaws, the presiding officer of the meeting may declare such proposal or nomination not properly brought before the 2026 annual meeting of stockholders, and it will not be acted upon.
Universal Proxy Rules. In addition to satisfying the requirements under our Bylaws, if a shareholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the

Company’s nominees, the shareholder must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice—unless the information required by Rule 14a-19 has been provided in a preliminary or definitive proxy statement previously filed by such shareholder—must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the Annual Meeting
(for the 2026 annual meeting of stockholders, no later than April 27, 2026). If the date of the 2026 annual meeting is changed by more than 30 calendar days from such anniversary date, however, then the shareholder must provide notice by the later of 60 calendar days prior to the date of the 2026 annual meeting and the 10th calendar day following the date on which public announcement of the date of the 2026 annual meeting is first made.
Any proposals or notices should be sent to the following mailing address: Suzanne Niemeyer, General Counsel,
Innventure, Inc., 6900 Tavistock Lakes, Blvd. Suite 400, Orlando, Florida 32827.

PROPOSAL ONE—ELECTION OF DIRECTORS
Our Board has nominated Gregory W. Haskell, Daniel J. Hennessy and Michael Amalfitano as Class I director nominees for election at the Annual Meeting. The nominees will serve for a three year term until the annual meeting of stockholders in 2028 and until their successors are duly elected and qualified or until their earlier death, disability, resignation, disqualification or removal. The N&CG Committee has reviewed the qualifications of each of the nominees and has recommended to our Board that each nominee be submitted to a vote of our stockholders at the Annual Meeting.
The Board unanimously approved the N&CG Committee’s recommendation.  The Board expects each nominee to be able to serve if elected.
Our Board is currently comprised of nine directors.  As described in our Amended and Restated Certificate of
Incorporation (“Certificate of Incorporation”) and Bylaws, our Board is currently divided into three classes (Class I, Class
II and Class III), each with a three-year term.  The term of our Class I directors currently in office expires at this Annual
Meeting; our Class II directors’ terms expire at the annual meeting of stockholders in 2026; and our Class III directors’
terms expire at the annual meeting of stockholders in 2027.  Our Certificate of Incorporation provides that the successors to the class of directors whose term expires at each annual meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualified.
To be elected, each Class I director nominee must receive a plurality vote of the votes cast.  If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect Gregory W. Haskell, Daniel J. Hennessy and Michael Amalfitano as Class I directors.  Mr. Haskell, Mr. Hennessy and Mr. Amalfitano currently serve on our Board and have indicated their willingness to continue to serve if elected.
However, if a director nominee should be unable to serve, or for good cause will not serve, proxies may be voted for a substitute nominee designated by Innventure’s Board of Directors.  Our Board has no reason to believe that any of the nominees will be unable to serve if elected.
You may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees.
Broker non-votes will have no effect on the election of the nominees.
Board Recommendation
Our Board of Directors unanimously recommends that you vote “FOR” the election of each of Gregory W.
Haskell, Daniel J. Hennessy and Michael Amalfitano as Class I directors.

CORPORATE GOVERNANCE
Our Board of Directors
Class I Directors
Gregory William (“Bill”) Haskell, 68, is Innventure’s CEO and a Class I director. Mr. Haskell previously served as Chief Executive Officer and Manager of Innventure LLC from 2021 until 2024. Prior to his time with Innventure LLC, he was a co-founder and President of both XL Vision and XL TechGroup (“XLTG”), which created the foundational business building methodology upon which Innventure is based, from 1993 to 1999 and 2001 to 2011, respectively. Mr.
Haskell has worked with the key principals of Innventure for over 20 years. He has also served as a CEO of a London
Stock Exchange-listed company and has been a director of over a dozen companies. Most recently, Mr. Haskell was a partner at Bellview Associates,  a boutique investment bank focused on converting private companies into employee-
owned enterprises from 2019 to 2021. He has over 30 years of experience in company creation and development. Mr.
Haskell holds a B.S. degree in engineering and conducted post-graduate work in applied mathematics at Iowa State
University. The Company believes Mr. Haskell is qualified to serve as a member of the Board due to his significant corporate leadership experience and deep understanding of our business.
Daniel J. Hennessy, 67, is a Class I director and Learn CW’s (as defined below) director designee pursuant to the terms of the Business Combination Agreement (as defined below). Mr. Hennessy currently serves as Chairman and CEO of
Hennessy Capital Investment Corp. VII (Nasdaq: HVII), a special purpose acquisition company, and Chairman and CEO of
Hennessy Capital Investment Corp. VI (Nasdaq: HCVI), a special purpose acquisition company, and as Chairman of the board of directors of Compass Digital Acquisition Corp. (Nasdaq: CDAQ), a special purpose acquisition company. Mr.
Hennessy also founded Hennessy Capital Group LLC as an alternative investment firm in 2013 to focus on investments in the sustainable industrial technology and infrastructure sectors. From October 2020 to December 2022, Mr. Hennessy served as Chairman and CEO of Hennessy Capital Investment Corp. V, a special purpose acquisition company. Mr.
Hennessy also served as Chairman & CEO of Hennessy Capital Acquisition Corp. IV, a special purpose acquisition company, which, in December of 2020, completed its business combination with Canoo Holdings Ltd. He also served as a member of the board of directors of Daseke, Inc. (Nasdaq: DSKE), a North American trucking and logistics company, from
2017 to 2021. Mr. Hennessy began his career in 1981 in the oil and gas lending group at Continental Illinois National
Bank, now Bank of America, where he was a Banking Officer. Mr. Hennessy has dedicated over 25 years to serving non-
profit healthcare, higher education and conservation organizations, including board positions at the Lurie Children’s
Hospital of Chicago, National MS Society, John G. Shedd Aquarium, Georgetown University and Yellowstone Forever.
Mr. Hennessy has a B.A. from Boston College and an MBA from the University of Michigan. The Company believes that
Mr. Hennessy is well qualified to serve as a member of the Board due to his significant investment, strategic and leadership experience.
Michael Amalfitano, 64, is a Class I director of Innventure. Mr. Amalfitano has served as the President and CEO of Embraer Executive Aircraft, Inc., an operating subsidiary of Embraer Aircraft Holdings and Embraer S.A., a global aircraft manufacturing and sales company (“Embraer”), since 2017. Prior to joining Embraer, Mr. Amalfitano served as
Executive Vice President, Senior Managing Director of Business Aviation at Stonebriar Commercial Finance, a financing solution company, from 2015 to 2017. Mr. Amalfitano also led as Managing Director, Executive Head of Global Corporate
Aircraft Finance at Bank of America Merrill Lynch for over 22 years, following a decade-long tenure in sales management at GE Capital. Mr. Amalfitano also currently serves as a director of Eve Holding, Inc., a publicly traded air mobility solutions company (NYSE: EVEX). He is also a member of the Board of Trustees at Embry-Riddle Aeronautical
University (ERAU) and serves on their Finance and Investment Committees. Mr. Amalfitano currently serves on the
Finance, Investment, and Strategic Committees of the General Aviation Manufacturer’s Association, is a member of the
Advisory Council and Leadership Council of the National Business Aviation Association, and serves on the board of the
Corporate Angel Network, a non-profit company. Past board positions include former four-term OEM President of the
International Aircraft Dealers Association, Chairman of the Associate Members Advisory Council for the National Aircraft
Resellers Association, and former two-term President of the National Aircraft Finance Association. Mr. Amalfitano holds a
B.A. in Economics and a Master’s in Financial Management from Fairfield University in Fairfield, Connecticut. The
Company believes that Mr. Amalfitano is well qualified to serve as a member of the Board due to his years of executive leadership and public company director experience.
Class II Directors
David Yablunosky, 63, is Innventure’s Chief Financial Officer (“CFO”) and a Class II director. Mr. Yablunosky has served as CFO of Innventure LLC since 2023. Previously, he was CFO of Embraer Aircraft Holding, Inc., the U.S.

subsidiary of the Brazilian aerospace and defense conglomerate Embraer, from 2022 to 2023; CFO and a Board Member of
Embraer Executive Aircraft, Inc., another subsidiary of Embraer, from 2021 to 2023; and a Board Member of Embraer
Defense and Security, Inc., another subsidiary of Embraer, from 2021 to 2023. Prior to 2021, Mr. Yablunosky served as the
Director of Corporate Finance at Oxbow Carbon, LLC, a privately-held energy company. He brings over 30 years of finance experience working for large multinational companies (“MNCs”) such as Ford Motor Company, Ford Credit,
Office Depot, Oxbow Carbon LLC, and Embraer. Before his career in finance, Mr. Yablunosky served nine years in the
U.S. Navy and worked in the Pentagon on General Colin Powell’s staff. Mr. Yablunosky holds a B.S. in Mathematics from the U.S. Naval Academy and an MBA in Finance from the University of Maryland. He also holds a graduate-level
Certificate in Accounting from the Harvard University Extension School and has completed the Advanced Management
Program at the Harvard Business School. The Company believes Mr. Yablunosky is qualified to serve as a member of the
Board due to his expertise in finance and deep understanding of our business.
James (“Jim”) O. Donnally, 60, is a Class II director of Innventure. Mr. Donnally has served as a Manager of
Innventure LLC since 2015 and as the Managing Member of Bellringer Consulting Group, LLC, a startup consulting company and the General Partner of the Glockner Family Venture Fund, LP, since 2023. He previously served as the Vice
President and CFO for Glockner Enterprises, whose family office investment thesis is around green technology manufacturing and was the original funding partner for Innventure, PureCycle Technologies, Inc. (“PureCycle” or “PCT”)
and AeroFlexx, LLC (“AeroFlexx”), from 1996 to 2023. Glockner Enterprises includes consumer and commercial finance divisions, wholesale lubricant and fuel divisions, several dealer-controlled used car finance operations, captive and independent insurance agencies and franchise automobile dealerships in Ohio and Kentucky. Mr. Donnally is also highly involved in organizations and companies that are helping grow southeast Ohio communities and sits on numerous boards.
Mr. Donnally was the CFO for PureCycle, an innovative plastic waste processing company, from January 2017 to
December 2020. In his prior role as CFO at Glockner Enterprises, he managed the Information Technology, Human
Resources, accounting and legal departments, giving him the ideal view of the inner workings of the enterprise – such as treasury and other asset management, lender and regulatory relations and employee benefit administration. Prior to joining
Glockner Enterprises in 1996, Mr. Donnally was a Certified Public Accountant at Hayflich & Steinberg, where he performed for-profit audit, review, compilation and tax engagements for regional wholesale, retail, manufacturing and service concerns, specializing in consolidations. Mr. Donnally received his bachelor’s in accounting with minors in economics, finance, philosophy, psychology and theater in 1991 from Marshall University. The Company believes Mr.
Donnally is qualified to serve as a member of the Board due to his over 30 years of experience in finance, accounting and company development.
Bruce Brown, 66, is a Class II director of Innventure. Mr. Brown retired from P&G in 2014 after 34 years of service, including six years with the company as Chief Technology Officer (“CTO”), where he was responsible for the company’s R&D Organization, and Innovation & Technology Programs. Before his tenure as CTO, he worked with P&G in Europe & Asia driving international business expansions. Mr. Brown currently serves on the board of Magnera
Corporation, a global manufacturing company (NYSE: MAGN), and has previously served on the board of Nokia
Corporation, a Finnish telecommunications, information technology, and consumer electronics corporation (NYSE: NOK), where, after 11 years and upon reaching the tenure limit, he concluded his term in 2023. Formerly, Mr. Brown was a director of Medpace Holdings, Inc. (Nasdaq: MEDP) from 2016 to 2019. Mr. Brown was appointed in 2011 by the
Government of Singapore as a member of the board of directors of the Agency for Science, Technology, and Research
(ASTAR), giving him experience on how to operate within and through government agencies across the globe. Mr. Brown has also served on the board of directors of Xavier University in Cincinnati, Ohio. Mr. Brown has a B.S. in Chemical
Engineering from the Polytechnic Institute of New York University, and an MBA in Marketing and Finance from Xavier
University. The Company believes that Mr. Brown is well qualified to serve as a member of the Board due to his organizational leadership development and years of experience as a public company director.
Class III Directors
Michael (“Mike”) Otworth, 63, is Innventure’s Executive Chairman and a Class III director. Mr. Otworth has served as Executive Chairman of Innventure LLC since 2015. Mr. Otworth was the Founding CEO and Chairman of the
Board of PureCycle, an innovative plastic waste processing company, from 2015 to 2022. Mr. Otworth and team took PCT from an early-stage concept to an operational pilot and funded its first commercial plant, followed by a successful public offering in March of 2021. Prior to Innventure, Mr. Otworth served as President and Founding Partner of Green Ocean
Innovation, a company that provided technology sourcing, innovation strategy, and development services to Lilly/Elanco
Animal Health, from 2008 to 2015. Mr. Otworth also served as Vice-President and Founding CEO of multiple start-ups at
XLTG from 1996 to 2000. Mr. Otworth began his career on Capitol Hill working as a legislative aide and committee staff member in the U.S. House of Representatives. The Company believes Mr. Otworth is qualified to serve as a member of the

Board due to his more than 25 years of experience leading start-ups in the technology industry, as well as his deep understanding of our business.
Suzanne Niemeyer, 54, is Innventure’s General Counsel and a Class III director. She also serves as a director for
Refinity Holdings, LLC (“Refinity Holdings”). Ms. Niemeyer previously served as the General Counsel and Corporate
Secretary at Magis Capital Partners, a private equity company with a focus on fintech solutions from 2019 to 2024. From
2003 to 2019, Ms. Niemeyer served as General Counsel, Managing Director, Corporate Secretary and a member of the
Acquisitions Committee at Actua Corporation (“Actua”), where she was previously the Vice President of Legal from 2000 to 2003. While serving Actua, Ms. Niemeyer structured and negotiated dozens of complex mergers and acquisitions
(“M&A”) transactions, oversaw public company compliance with SEC regulations, and presided over all aspects of corporate governance, including stockholder engagement. Prior to joining Actua, Ms. Niemeyer was an Associate in the
Corporate Department at Dechert LLP. Ms. Niemeyer has previously served on the board of directors for Astea
International Inc. (June to December 2019), Acquirgy, Inc., Bryn Mawr Rehabilitation Hospital Foundation, and Investor
Force Holdings. Ms. Niemeyer has a B.A. from Duke University, and a J.D. from Georgetown University Law Center. The
Company believes that Ms. Niemeyer is well qualified to serve as a member of the Board due to her legal acumen and her significant experience in corporate governance matters and advising publicly-traded companies.
Elizabeth Williams, 56, is a Class III director of Innventure. Ms. Williams has served as Managing Partner and
Founder of &Minds Partners, a consulting firm, since 2019 and is also a full time Finance faculty member at the University of Dayton’s Business School. Before founding &Minds Partners, Ms. Williams held roles of increasing responsibility, ultimately leading Corporate Development and Strategy functions as a C-Suite executive for several Fortune 500 industrial businesses. Ms. Williams was formerly the Vice President of Commercial and Industrial Customer Journey and Products at
Entergy Corporation, an publicly-traded energy company (NYSE: ENT) from 2021 to 2022, where she helped large industrial processing businesses achieve sustainability goals through emission reduction solutions.  From 2017 to 2019,
Ms. Williams was the Senior Vice President of Strategy and Corporate Development at Tenneco Inc., where she focused on improving financial and capital markets performance by defining long-term strategy. Ms. Williams served as the Vice
President and Head of Corporate Strategy from 2014 to 2016 at Maersk, where she simultaneously helped capitalize on end of life oil fields, and reduced portfolio risk from oil price exposures. From 2011 to 2014, she was the Senior Vice President
and Head of Corporate Strategy at ABB, where she spearheaded the strategic planning, implementation, and execution of
$20 billion in institutional investments over four years, including R&D allocation, selling, general, and administrative expenses, M&A, and capital expenditure initiatives. Prior to 2011, Ms. Williams served as the Director of Corporate
Development at United Technologies. Ms. Williams has a B.A. in economics from Stanford University, and an MBA from the University of Chicago. The Company believes that Ms. Williams is well qualified to serve as a member of the Board due to her significant experience in corporate strategy and development.
Our Executive Officers
In addition to Mr. Haskell, our CEO, Mr. Yablunosky and our CFO, Mr. Otworth, our Executive Chairman, our
executive officers are:
Dr. John Scott, 74, is Innventure’s Chief Strategy Officer. Dr. Scott has served as Chief Strategy Officer at
Innventure LLC since 2015. Prior to co-founding Innventure LLC, Dr. Scott served as Founder and CEO of XLTG, where he developed the DownSelect method that Innventure uses today to vet disruptive technologies from top MNCs and their associated business opportunities, from 1993 to 2013. Dr. Scott also served as an academic scientist at numerous universities and government labs, including the University of Maryland, the University of North Carolina and the
University of Arizona, as well as the NASA Goddard Space Flight Center. He earned his Ph.D. in Physics and
Astrophysics from the University of Arizona and has published over 60 academic papers.
Roland Austrup, 61, is Innventure’s Chief Growth Officer. Roland has served as Innventure LLC’s Chief Growth
Officer since June 2024 and as a member of Innventure LLC’s Executive Committee since 2023. Prior to his change of title to Chief Growth Officer in June 2024, Mr. Austrup had served as Head of Capital Markets since 2023, and he also previously served as Innventure LLC’s CFO from 2021 to 2023. Since 2019, Mr. Austrup has served as Chairman &
Managing Principal of WaveFront Global Asset Management Corp., a Toronto-based global hedge fund company he co-
founded in 2003. Mr. Austrup is also a co-founder and director of Envest Corp., a downstream energy company, and an
Advisory Board member of both the Master of Quantitative Finance program at the University of Waterloo and First
Tracks Capital, a Canadian private equity firm. Prior to that, Roland was an Investment Advisor with BMO Nesbitt Burns
Inc. and began his career as a Commodities Broker with ScotiaMcLeod Inc. where he was primarily involved with hedging commodity price risk for corporate clients. Roland holds a B.A. with Honours from the University of Western Ontario.

Governance Overview
Our governance policies and practices provide a transparent framework for effective governance and compliance with SEC and Nasdaq requirements. Our Board is committed to developing and continually reviewing our governance framework for alignment with best practices and stakeholder interests, and acts to enhance our ability to oversee the execution of strategies that drive value for the Company, our customers, employees and stockholders.  Our governance documents, including our Board committee charters, Code of Business Conduct and Ethics (“Code of Conduct”), and other governance policies are available on our website at https://ir.innventure.com/corporate-governance/documents-charters.
Information contained on or accessible through our website is not a part of this Proxy Statement and included for reference only.
Board Composition
The business and affairs of Innventure are managed under the direction of our Board. Our Board consists of nine directors. Each director will continue to serve as a director until the election and qualification of his or her successor or until his or her earlier death, resignation or removal. Subject to the rights of holders of any future series of preferred stock outstanding, directors may be removed only for cause by an affirmative vote of at least two-thirds of the total voting power
(which vote shall include the votes of the Series B Preferred Stock holders and Series C Preferred Stock holders voting together with the Common Stock holders as a single class), at a meeting called for that purpose. The authorized number of directors may be changed by resolution of our Board. Vacancies on our Board can be filled by resolution of our Board.
Pursuant to our Certificate of Incorporation, our Board is divided into three classes, each serving staggered, three-
year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our Board is designated as follows:
•our Class I directors are Gregory W. Haskell, Daniel J. Hennessy and Michael Amalfitano, and their terms will expire at this year’s Annual Meeting;
•our Class II directors are David Yablunosky, James O. Donnally and Bruce Brown, and their terms will expire at the annual meeting of stockholders to be held in 2026; and
•our Class III directors are Michael Otworth, Suzanne Niemeyer and Elizabeth Williams, and their terms expire at the annual meeting of stockholders to be held in 2027.
Any additional directorships resulting from an increase in the authorized number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our authorized number of directors.
Board Orientation and Continuing Education
Our Board was formed in October 2024 with Innventure’s public listing.  The N&CG Committee will lead our development of a Board orientation and onboarding program for future new directors. Onboarding will include integrating new directors into the Board to understand the details of Innventure’s strategy, and providing such future new directors with the information needed to guide our growth and expansion – including the policies and procedures applicable to Board members.  Additionally, the N&CG Committee ensures the Board, including future new directors, have the opportunity to engage with our management and senior leadership team.
The Board encourages our directors to pursue continuing education programs focused on our business and their roles and responsibilities as public company directors.  We reimburse our directors for the costs of these programs.
Director Independence
Our Board has evaluated and affirmatively determined the independence of each of James O. Donnally, Bruce
Brown, Elizabeth Williams, Daniel J. Hennessy, and Michael Amalfitano: (i) based on each nominee’s completed questionnaire designed to solicit information about relationships that could have an impact on independence and (ii) using standards required by the SEC and Nasdaq. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with Innventure and all other facts and circumstances the Board deemed relevant in determining a director nominee’s independence, including the beneficial ownership of our capital stock by each non-employee director.

Director Nominations
The N&CG Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those individuals for election to Innventure’s Board. The N&CG Committee recommends directors who have the experience, qualifications, skills and attributes to guide the Company and function effectively. The N&CG Committee is also responsible for making recommendations to the Board of the criteria to be used by the N&CG Committee in seeking nominees for election to the Board.
Agreements to Nominate Certain Directors
Mr. Hennessy is a director designated by Learn CW pursuant to the Business Combination Agreement.
Additionally, in connection with the completion (the “Closing”) of the business combination on October 2, 2024
(the “Business Combination”) by and between Learn CW Investment Corporation, a Cayman Islands exempted company
(“Learn CW”), Innventure LLC, a Delaware limited liability company, Learn SPAC HoldCo, Inc., a Delaware corporation
(“Holdco”), LCW Merger Sub, Inc., a Delaware corporation (LCW Merger Sub”), and Innventure Merger Sub, LLC, a
Delaware limited liability company (“Innventure Merger Sub”) and the other transactions contemplated (the
“Transactions”) by the Business Combination Agreement (the “Business Combination Agreement”), dated October 24,
2023, by and among Learn CW, Innventure LLC, Holdco, LCW Merger Sub, and Innventure Merger Sub, the Company,
certain of the members of Innventure LLC (the “Founding Investors”) and other parties entered into the Amended &
Restated Investor Rights Agreement (the “Investor Rights Agreement” or “IRA”). Pursuant to the Investor Rights
Agreement, the Company agreed to grant the Founding Investors certain rights with respect to nomination of the directors of the Board, as further described below.
Pursuant to the Investor Rights Agreement, at each annual meeting or special meeting of stockholders of the
Company at which directors are to be elected, the Founding Investors will have the right to nominate for election to the
Board a number of nominees (“Founding Investor Nominees”). The number of Founding Investor Nominees with respect to any meeting of stockholders at which directors are to be elected will be as follows:
•up to seven (7) directors, so long as the Founding Investors beneficially own greater than 70% of the outstanding shares of Common Stock;
•up to six (6) directors, so long as the Founding Investors beneficially own more than 50%, but less than 70%, of the outstanding shares of Common Stock;
•up to four (4) directors, so long as the Founding Investors beneficially own at least 40%, but less than 50%, of the outstanding shares of Common Stock;
•up to three (3) directors, so long as the Founding Investors beneficially own at least 20%, but less than 40%, of the outstanding shares of Common Stock; and
•up to two (2) director, so long as the Founding Investors beneficially own at least 5%, but less than 20%, of the outstanding common shares of the Company.
In the event that the size of the Board is increased or decreased to a number of authorized directors other than nine
(9), the Founding Investors’ nomination rights will be proportionately increased or decreased, respectively, rounded up to the nearest whole number. In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Founding Investor Nominee, the Founding Investors will be entitled to designate an individual to fill the vacancy. The Founding Investors currently have the right to nominate for election to the Board three (3) Founding Investor
Nominees.
Stockholder Nominations & Filling Vacancies
Pursuant to Section 2.14 of our Bylaws, a stockholder may make a nomination of a person or persons for election to the Board upon (a) Timely Notice (as defined by the Bylaws) in writing and in proper form to the Secretary of the
Company, (b) providing the information, agreements, and questionnaires with respect to the nominating stockholder and the stockholder’s nominee as required by the Bylaws, and (c) providing any updates or supplements to such notices as further required by the Bylaws.
Pursuant to Article VI of our Certificate of Incorporation, subject to the rights, if any, of the holders of any series of preferred stock and the rights of Learn CW and the Founding Investors under the Business Combination Agreement and the IRA, respectively, directors may be removed only for cause by an affirmative vote of at least two-thirds of the total voting power of all the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, at a meeting duly called for that purpose. Subject to the rights, if any, of the holders of any series of preferred stock and the rights of Learn CW and the Founding Investors under the Business
Combination Agreement and the IRA, respectively, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, and not by the stockholders. Any director so chosen will hold office until the next election of the class for which such director has been chosen, and until his successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal. No decrease in the number of directors constituting the
Board may shorten the term of any incumbent director.
In the event that a vacancy is created on the Board at any time by the death, disability, resignation or removal of a director designated by the Founding Investors pursuant to the IRA, then the Founding Investors will be entitled to designate an individual to fill the vacancy. The Company will take all necessary action (to the extent permitted by applicable law and to the extent such action is consistent with the fiduciary duties of the directors under Delaware law) to cause such replacement designee to become a member of the Board. Additionally, for so long as Learn CW has the right to select one director to the Board, any vacancy with respect to the Learn CW director may only be filled by Learn CW.
Board Leadership Structure
Our Board regularly reviews the Board’s leadership structure and the standing committees’ responsibilities and composition. The structure and composition of our Board and its committees are intended to leverage the diverse perspectives of the Board members and promote effective oversight. Our Board leadership structure is currently composed of an Executive Chairman, an independent Chair of the Audit Committee (as defined below), Chair of the N&CG
Committee, Chair of the Compensation Committee (as defined below) and our CEO. Our Board may also select a Lead
Independent Director (“LID”) from the independent directors if the positions of Chairman and CEO are held by the same person or if the Chairman is another non-independent director. The LID, if any, will serve for a term specified by the Board or until his or her successor is selected by the Board. We currently do not have a LID.
Our Board believes separating the roles of Executive Chairman and CEO is in Innventure’s and our stockholders’
best interests and supports the Board’s risk oversight efforts because it enables the Executive Chairman to support both the
Board and the CEO with balancing long-term strategic development and operations planning and implementation.
Furthermore, our Board believes that having Mr. Otworth serve as our Executive Chairman, given his significant history with and extensive knowledge of Innventure, enables him to drive strategy and agenda-setting at the Board level.
Board’s Role in Risk Oversight
One of the key functions of our Board is the informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee (the “Audit Committee”) has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The
Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our N&CG Committee is responsible for periodically evaluating the Company’s corporate governance policies and systems in light of the governance risks that the Company faces and the adequacy of the Company’s policies and procedures designed to address such risks. Our compensation committee (the “Compensation Committee”) assesses and monitors whether any of our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Board Committees
During 2024, our Board had an Audit Committee, a Compensation Committee, and a N&CG Committee to
support the full Board with various risk management governance, and strategic responsibilities. The current members of these committees are described below.

Committee Assignments
	Donnally	Brown	Williams	Hennessy	Amalfitano	Haskell*	Yablunosky*	Otworth*	Niemeyer*

Audit ........................	C		X	X
Compensation .........	X	C		X
Nominating & Corporate Governance ........		X	X		C
_____________________________
All standing committee members are independent.
*Not independent
Each member of our three standing committees is independent under applicable SEC rules and Nasdaq Listing
Rules. Therefore, Mr. Haskell, Mr. Yablunosky, Mr. Otworth and Ms. Niemeyer do not serve on any of our three standing committees. The Board has determined that the members of the Audit Committee meet the requirements for independence of Audit Committee members under applicable SEC rules and Nasdaq Listing Rules. All of the members of our Audit
Committee also meet the requirements for financial literacy under the applicable rules and regulations of the SEC and
Nasdaq. In addition, each of Mr. Donnally, Mr. Hennessy and Ms. Williams qualify as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

Audit Committee
Chair:	James O. Donnally
Members:	Elizabeth Williams and Dan Hennessy
Meetings Held in 2024:	2
Committee Description and Responsibilities:
The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations to oversee various matters involving the Company’s accounting and financial reporting process, auditing functions, financial policies, and legal and regulatory compliance functions. The Audit Committee is responsible for  approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee is also responsible for overseeing the audit efforts of our independent registered public accounting firm and taking action as it deems necessary to establish that the independent registered public accounting firm is independent of management. Other responsibilities of the Audit Committee include the preparation, presentation and integrity of the Company’s financial statements, determining the appropriateness of the accounting and reporting polices used by the Company, and oversight of the Company’s guidelines and policies with respect to risk assessment and risk management.

The Board has determined that the members of the Audit Committee meet the requirements for independence of Audit
Committee members under applicable SEC rules and Nasdaq Listing Rules. All of the members of our Audit Committee also meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. In addition, each of Mr. Donnally, Mr. Hennessy and Ms. Williams qualify as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

Compensation Committee
Chair:	Bruce Brown
Members:	James O. Donnally and Dan Hennessy
Meetings Held in 2024:	1
Committee Description and Responsibilities:
The Compensation Committee is responsible for determining our general compensation policies and the compensation provided to our officers. The Compensation Committee’s other responsibilities include annually reviewing and making recommendations to our Board regarding director compensation, reviewing and administering equity and non-equity incentive compensation and other plans, reviewing and approving all grants, awards, and payouts under the Company’s equity and other-incentive based plans, and overseeing our corporate compensation programs.

The Board has determined that each member of our Compensation Committee is independent, as defined under the
Nasdaq Listing Rules, and also satisfies Nasdaq’s additional independence standards for compensation committee members. Other than Jim Donnally, each member of our Compensation Committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

N&CG Committee
Chair:	Michael Amalfitano
Members:	Bruce Brown and Elizabeth Williams
Meetings Held in 2024:	1
Committee Description and Responsibilities:
The N&CG Committee assists the Board in establishing corporate governance guidelines, overseeing the Board’s operations and effectiveness, and identifying, screening, and recommending to the Board qualified candidates to serve as directors of the Company. The N&CG Committee is responsible for making recommendations to our Board regarding candidates for directorships, the size and composition of the Board, and recommending an independent director to serve as a LID, if necessary. In addition, the N&CG Committee is responsible for periodically evaluating our corporate governance process, reporting and making recommendations to the Board concerning corporate governance matters, adopting a performance review process for formal evaluation of the Board and Board committees, and periodically reviewing and recommending to the Board changes to the documents and policies in the Company’s corporate governance framework.

The Board has determined that each member of our N&CG Committee is independent as defined under the Nasdaq Listing Rules.
Executive Sessions
Since the completion of the Business Combination, the independent members of the Board have met in two scheduled executive sessions. The independent members of the Board expect to have at least four, but no less than two, regularly scheduled meetings at which only independent directors are present each year.
Director Meeting Attendance
The Board encourages all directors to attend each meeting of the Board and each annual meeting of stockholders, but has not implemented any policies or procedures to mandate attendance.  In 2024, the Board met three times, and all of our directors attended all of the Board meetings. All committee members met at all two meetings of the Audit Committee, the meeting of the Compensation Committee, and the meeting of the N&CG Committee in 2024.
Stockholder Communications with the Board
Interested parties may communicate with the Company by letter addressed to Investor Relations, Innventure, Inc.,
6900 Tavistock Lakes Blvd, Suite 400, Orlando, Florida 32827, or by e-mail to Investor Relations at
investtorrelations@innventure.com.

Innventure stockholders should send any communications to the Board, any committee chairperson or the non-
management directors of Innventure by writing to Attn: Corporate Secretary, legal@innventure.com. Any such communication will be reviewed and, to the extent such communication falls within the scope of matters generally considered by the Board, forwarded to the Board, the appropriate committee chairperson or the non-management directors, as appropriate, based on the subject matter of the communication. The acceptance and forwarding of communications to the members of the Board or to an executive officer does not imply or create any fiduciary duty of such director or executive officer to the person submitting the communications.
Code of Business Conduct and Ethics
We have adopted a Code of Conduct applicable to our directors, officers and employees, including our CEO, CFO and other executive and senior financial officers. The Code of Conduct is available on our website at https://
ir.innventure.com/corporate-governance/documents-charters. Our Board is responsible for overseeing the Code of Conduct and must approve any amendments, waivers and exceptions to the Code of Conduct for executive officers and directors.
Our CFO and General Counsel must approve any amendments, waivers and exceptions to the Code of Conduct for our employees. We intend to disclose future amendments to the Code of Conduct, or waivers of certain provisions as they relate to our directors and executive officers at the same information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
Corporate Governance Guidelines
We are committed to conducting business with integrity and pursuing governance best practices. In October 2024, the Board adopted Corporate Governance Guidelines which, along with our Certificate of Incorporation, Bylaws, and respective charters of the Board committees, serve as governance framework to assist the Board and its committees with effectively exercising their responsibilities to the Company and our shareholders and provide a framework for the corporate governance of the Company within which the Board may conduct is business. The N&CG Committee will periodically review and assess the Corporate Governance Guidelines and recommend updates to the Board as needed.
Compensation Clawback Policy
In October 2024, the Board adopted a Compensation Clawback Policy (“Section 16 Clawback Policy”) to comply with the mandatory compensation “clawback” requirements under Nasdaq Listing Rule 5608. Under the Section 16
Clawback Policy, in the event of certain accounting restatements, we will be generally required to recover from certain current or former executive officers of the Company (“Section 16 officers”) incentive-based compensation representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance (without regard to any taxes paid). Incentive-based compensation includes any compensation granted, earned or vested based wholly, or in part, upon the Company attaining a financial reporting measure. The Section
16 Clawback Policy is a “no fault” policy and does not require any misconduct on the part of a Section 16 officer or any of his or her subordinates in the case of a restatement. If there is a restatement and the Section 16 officer would have received less incentive-based compensation under the relevant restated amounts than they actually received, we must recover reasonably promptly the excess compensation received, and within the applicable recovery period (which is generally the last three fiscal years), unless one of the limited exceptions set forth in the Section 16 Clawback Policy applies.
Insider Trading and Anti-Hedging Policies and Procedures
We have adopted an insider trading policy (the “Insider Trading Policy”) and procedures applicable to directors, officers, employees, and other covered persons (including family members), and have implemented processes applicable to us, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and
Nasdaq’s listing standards.
The Insider Trading Policy also (i) imposes prohibitions on hedging or monetization transactions, including financial instruments such as prepaid variable forwards, equity swaps, short sale instruments, puts, collars and exchange funds or through other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities, (ii) discourages pledging, hypothecating or otherwise using the Company’s securities as collateral for a loan or other form of indebtedness, including, without limitation, holding the Company’s securities in a margin account as collateral for a margin loan and (iii) discourages placing standing or limit orders on the Company’s securities.
A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2024 Annual Report, filed with the SEC on
April 14, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Unless otherwise indicated, all dollar amounts (“$”) in this section are expressed in thousands, except share and per share amounts.
The following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which Innventure LLC, Innventure or AeroFlexx, Accelsius Holdings LLC (“Accelsius”) and Refinity Olefins, LLC
(“Refinity,” together with AeroFlexx and Accelsius, the “Innventure Companies”) has been or is to be a participant and:
•the amount involved exceeded or exceeds $120; and
•any of such company’s directors, executive officers, or holders of more than 5% of its capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Transactions with AeroFlexx, Accelsius, Innventus ESG Fund I, L.P., and Innventure1, LLC
Management Services
Pursuant to a Management Services Agreement dated August 17, 2018, among Innventure Management Services,
LLC (“Management Services”), a wholly owned subsidiary of Innventure LLC, Innventure GP LLC (“Innventure GP”) and
Innventus ESG Fund I, L.P. (the “ESG Fund”), Innventure earns management fees for providing administrative, finance and accounting services and other back-office functions for the ESG Fund. For the years ended December 31, 2024 and
2023, the ESG Fund paid $800 and $800, respectively, for these management services. As of December 31, 2024 and 2023, the ESG Fund owed to Management Services approximately $600 and $0, respectively.
Additionally, pursuant to the ESG Fund’s Amended and Restated Limited Partnership Agreement, the ESG Fund
may offset the management services fees owed to Innventure GP and Management Services by the amount in which the
ESG Fund’s expenses exceed $800, for a total of $0 and $0 of costs reimbursed in the fiscal years ended December 31,
2024 and 2023, respectively.
Option Agreement
On March 12, 2021, Innventure LLC entered into a purchase option agreement with the ESG Fund (then known as
Innventus Fund I, L.P.), pursuant to which the ESG Fund agreed to forfeit previously issued warrants to purchase Class B-1
Preferred Units of Innventure LLC in exchange for the grant of an irrevocable option to purchase (i) 145,161 shares of common stock, par value $0.001 per share, of PCT at an exercise price of $1.00 per share, if the option was exercised after the consummation of certain business combination transactions involving PCT held by Innventure LLC (the “Option
Shares”) or (ii) 13,798 Class A units of PCT at an exercise price of $1.00 per Class A Unit, if the option was exercised prior to the consummation of certain business combination transactions involving PCT, held by Innventure LLC. The
Option Shares are subject to a contractual lock-up agreement that Innventure LLC entered into in connection with PCT’s business combination transactions and may only be delivered to the ESG Fund upon the periodic expiration of such lock-up restrictions. The option was exercised in full on March 16, 2022 for 145,161 shares of PCT’s common stock and, to date, approximately half of the Option Shares have been delivered to ESG Fund, with the remainder to be delivered once such shares are released from contractual lock-up obligations.
Indebtedness
During the fiscal year ended December 31, 2023, Innventure LLC loaned AeroFlexx $2,600 through a series of informal intercompany loans. During the fiscal year ended December 31, 2024, Innventure informally loaned AeroFlexx an additional $4,400. The loans were expected to be repaid in full by June 2024 and bear no interest and, instead, were included in the AeroFlexx Loan Agreement (as defined and described below).
On July 1, 2024, AeroFlexx, as Borrower (as defined in the AeroFlexx Loan Agreement), AeroFlexx Packaging
Company LLC, (“AeroFlexx Packaging”) as Guarantor (as defined in the AeroFlexx Loan Agreement), and Innventure
LLC, as Lender (as defined in the AeroFlexx Loan Agreement), entered into a Loan Agreement (the “AeroFlexx Loan
Agreement”). Under the terms of the AeroFlexx Loan Agreement, Innventure LLC agreed to lend to AeroFlexx up to
$2,400 from time to time until the Maturity Date (as defined in the AeroFlexx Loan Agreement). Additionally, the aggregate principal amount of $7,600 that Innventure LLC previously loaned to AeroFlexx for working capital pursuant to interest-free loans that had not previously been formally documented is included as an amount outstanding under the

AeroFlexx Loan Agreement and subject to the terms of the AeroFlexx Loan Agreement. The aggregate principal amount of the Term Loans (as defined in the AeroFlexx Loan Agreement) shall not exceed $10,000. The Term Loans covered by the
AeroFlexx Loan Agreement will be guaranteed by AeroFlexx Packaging and will incur interest at the annual applicable federal rate published by the Internal Revenue Service (the “IRS”) and adjusted quarterly, such interest rate to be increased by 2.0% upon the occurrence of an Event of Default (as defined in the AeroFlexx Loan Agreement). After any repayment of all or any portion of the Term Loans, the Term Loans may be re-borrowed. AeroFlexx will have the option to prepay all or any portion of the Term Loans upon the written consent of Innventure LLC and the Term Loans will be accelerated and must be prepaid upon the occurrence of an Event of Default. At Innventure LLC’s option, the Term Loans and any unpaid accrued interest and any fees and expenses owed by AeroFlexx may be converted into Next Equity Securities (as defined in the AeroFlexx Loan Agreement). As part of the AeroFlexx Loan Agreement, AeroFlexx did not raise equity financing up to the target amount by January 1, 2025. Therefore, on January 2, 2025, $7,250 of outstanding principal of the then-
outstanding Term Loans and unpaid accrued interest thereon (as calculated per the AeroFlexx Loan Agreement) was subject to mandatory conversion. Using the price per unit of $6.83, the Company obtained 1,060,747 AeroFlexx Class D preferred units through the mandatory conversion. Based on the increase of AeroFlexx Class D preferred units,
Innventure’s updated ownership percentage in AeroFlexx is 38%. Additionally, the aggregate principal amount of $7,600 that Innventure LLC previously loaned to AeroFlexx for working capital pursuant to interest-free loans that had not previously been formally documented is included as an amount outstanding under the AeroFlexx Loan Agreement and subject to the terms of the AeroFlexx Loan Agreement.  The proceeds of the Term Loans will be used by AeroFlexx for general business purposes, including to fund AeroFlexx’s working capital needs. The AeroFlexx Loan Agreement contains customary representations, warranties and covenants, including covenants restricting AeroFlexx’s ability to encumber assets and AeroFlexx’s ability to merge or consolidate with another entity. Since the date of the AeroFlexx Loan
Agreement, the largest amount of principal outstanding $10,000 and no interest or principal has been paid on the Term
Loans, and as of March 31, 2025 the current amount outstanding is $10,307 following the conversion of $7,300 on January
2, 2025 and the inclusion of the $4,400 informal loan under the AeroFlexx Loan Agreement. Subsequent to the date on which the $10,000 cap on the AeroFlexx Loan Agreement was achieved, Innventure has also informally loaned an additional $4,155 to AeroFlexx.
On March 30, 2023, Innventure LLC entered into a loan and security agreement with Accelsius. Under the loan and security agreement, Innventure LLC agreed to loan, from time to time, up to $6,000 in term loans to Accelsius, with a minimum loan of $10 per term loan. On December 13, 2023, the loan and security agreement was amended to increase the aggregate amount available to be loaned to Accelsius to $12,000. On April 10, 2024, the loan and security agreement was amended to allow for all or any portion of the term loans to be re-borrowed. On July 1, 2024, the loan and security agreement was amended to remove the requirement that interest under the term loans be paid in kind. Outstanding principal amounts accrue interest at the annual applicable federal rate published by the IRS and are adjusted quarterly. In lieu of repayment in cash, at its option, Innventure may convert the outstanding principal amount of the term loans and any unpaid accrued interest, fees and expenses into equity securities of Accelsius issued in a bona fide equity financing for investment purposes. To date, Accelsius has borrowed $17,075 in the aggregate, of which $5,075 of principal has been repaid and $84 of interest has been repaid. As of December 31, 2024, approximately $12,408 was outstanding under the loan and security agreement, including $408 of accrued interest. In addition, to date, Innventure LLC has informally loaned Accelsius
$1,200. As described elsewhere in this report, all intercompany transactions and balances have been eliminated in consolidation, including those related to this loan and security agreement with Accelsius.
During the fiscal year ended December 31, 2024, Innventure LLC informally loaned Refinity Holdings $530.
On December 21, 2023, Mike Otworth, Innventure LLC’s executive chairman, loaned the Company approximately $1,000 for working capital purposes. The Company issued a note payable representing that loan in the amount of $1,000 during the year ended December 31, 2023, which is included in notes payable to related parties in the consolidated balance sheets as of December 31, 2023. The related party note had no stated interest and no stated maturity date at issuance. In May 2024, the Company executed an unsecured promissory note (the “Otworth Promissory Note”)
which provides that the indebtedness has no stated interest and matures on December 21, 2024. Per the executed agreement, on the maturity date, the Company is required to repay the outstanding principal amount of the related party note and a loan fee equal to $63. If the Company failed to pay any amount due under the related party note on the maturity date thereof, interest will accrue on the amount outstanding at a rate of eight percent (8%) per annum from the maturity date.
On March 20, 2025, Mike Otworth agreed to deem as repaid in full and otherwise terminated all loans and other obligations of Innventure LLC to Mike Otworth under the Otworth Promissory Note and any loan documentation executed in connection with the Otworth Promissory Note in exchange for (i) Mike Otworth’s receipt in cash of $180 and (ii) the issuance to Mike Otworth of 114,161 shares of Series C Preferred Stock on March 24, 2025.

Transactions Involving Innventure1
From time to time, Innventure1 LLC (“Innventure1”) pays expenses on behalf of Innventure LLC pursuant to a related party note, with settlement of such amounts to be agreed upon by management of each of Innventure1 and
Innventure LLC. On October 31, 2023, Innventure LLC entered into a debt conversion agreement with Innventure1.
During the year ended December 31, 2023, and pursuant to the terms of the debt conversion agreement, the Company extinguished the related party note with Innventure1 and converted this note in the amount of $500 into 52,010 Class B
Preferred Units based on the Class B Preferred Unit issuance price of $9.6992 per unit. The nature of this indebtedness is primarily expenses paid on the Company’s behalf and settlement was agreed upon by the management of the two related parties. The indebtedness has no stated interest and no maturity date.
ESG Fund Obligations
On May 24, 2023, Innventure LLC and WE-INN paid to the ESG Fund its capital call obligation of approximately
$100.
Class B-1 Unit Purchase Agreement
On August 25, 2023, Innventure LLC entered into a unit purchase agreement with each of John Scott and Michael
Otworth (each a “Purchaser” and together the “Purchasers”), who are each members of Innventure1. Under the terms of the unit purchase agreements, Innventure LLC agreed to issue the Purchasers 171,498 and 260,787 Class B-1 Preferred Units,
respectively, upon the release of Dr. Scott and Mr. Otworth’s contractual restrictions under lock-up agreements entered into between Dr. Scott and Mr. Otworth and PCT. The Purchasers agreed to purchase such Class B-1 Preferred Units at a price of $9.6992 per unit (based on a weighted average of the closing price on the Nasdaq Capital Market of PCT’s common stock during the 30-day period ending on the date on which the exchange closed, multiplied by 0.8) in exchange for contributing certain shares of PCT’s common stock to Innventure LLC, with the aggregate purchase price of the Class B-1
Preferred Units totaling approximately $1,700 and $2,500, respectively. Following discussions to place the Purchasers in, as closely as possible, the same economic position following the Business Combination, the parties terminated this arrangement in connection with the Closing.
Intercompany Advancement of Expenses
In the normal course of business, Innventure LLC has made advances for certain expenses on behalf of
AeroFlexx, Accelsius, the ESG Fund and Refinity. These advances are typically made on a month-to-month basis, meaning that they are incurred one month and repaid the following month. As of December 31, 2024, $246 of the respective advances have been fully reimbursed, and the remainder is added to the respective letter-of-credit outstanding balance or otherwise remains outstanding. The following table details the aggregate amount advanced to each company (in excess of
$120) per year since 2023:

	Fiscal Year Ended December 31,
Company Name	2024	2023
Accelsius .....................................................................................................................	$126	160
AeroFlexx ...................................................................................................................	*	*
ESG Fund ...................................................................................................................	*	*
Refinity .......................................................................................................................	$539	*
_____________________________
*Less than $120
AeroFlexx
Loan and Security Agreements
On February 9, 2023, AeroFlexx Packaging and Auto Now Acceptance Co., LLC (“Auto Now”) entered into a
Loan Agreement (the “Loan Agreement”). Under the terms of the Loan Agreement, Auto Now agreed to lend to AeroFlexx
Packaging, on a revolving basis, up to $4,000 at one time. AeroFlexx Packaging may borrow, repay and reborrow funds from the date of the Loan Agreement until January 31, 2024 (the “Commitment Period”). The Commitment Period may be
renewed up to four times, each for one calendar year period, beginning on January 3 of each year, and was renewed in
2024. Loans made pursuant to the Loan Agreement will be guaranteed by AeroFlexx and will incur interest at variable interest rates based on the prime rate, as published by The Wall Street Journal, plus 5.0% (such rates not to exceed 12% per annum). The loans made pursuant to the Loan Agreement will be made upon Auto Now’s receipt of executed promissory notes and security instruments satisfactory to Auto Now and upon Auto Now’s satisfaction that certain collateral securing
AeroFlexx Packaging’s indebtedness is sufficient. Upon AeroFlexx Packaging’s request, one or more promissory notes evidencing loans under the Loan Agreement may be converted to term loans, solely at the discretion of Auto Now. Such terms loans will proportionately decrease the availability of funds under the Loan Agreement. The proceeds of the loans will be used to purchase liquid filing equipment as part of AeroFlexx Packaging’s liquid packaging operations. As of
December 31, 2024, approximately $2,700 was outstanding under the Loan Agreement. Since the date of the Loan
Agreement, no principal has been paid, $500 of interest has been paid, and the largest amount of principal outstanding was
$2,800.
Additionally, on February 9, 2023, AeroFlexx Packaging and Auto Now entered into a Security Agreement (the
“Security Agreement”) pursuant to which AeroFlexx Packaging granted to Auto Now a security interest in AeroFlexx
Packaging’s liquid filling equipment (the “Collateral”). The Security Agreement secures (i) all indebtedness owed under the Loan Agreement and future advances and promissory notes made pursuant to the Loan Agreement, (ii) all expenditures by AeroFlexx Packaging incurred for taxes, insurance and repairs to and maintenance for the Collateral and (iii) all liabilities of AeroFlexx Packaging to Auto Now presently existing or incurred in the future, whether they are matured or unmatured, direct or contingent, and any renewals, extensions and substitutions of those liabilities.
On March 20, 2025, Auto Now agreed to deem as repaid in full and otherwise terminated all loans and other obligations of AeroFlexx Packaging to Auto Now under the Loan Agreement and any loan documentation executed in connection with the Loan Agreement in exchange for the issuance to Glockner Family Venture Fund, LP of 578,294 shares of Series C Preferred Stock on March 24, 2025.
James Donnally, a member of the Board, also serves as a director of Auto Now Acceptance Company, the parent company of Auto Now.
Accelsius
Convertible Notes
On August 18, 2022, pursuant to a note purchase agreement (the “Series I Note Purchase Agreement”), by and among Accelsius, the ESG Fund and the other parties thereto, Accelsius issued a convertible promissory note to the ESG
Fund in an aggregate principal amount of $4,000 (the “Accelsius Convertible Notes”). The Accelsius Convertible Notes
accrue interest at a rate of 8% per year and are convertible into equity securities of Accelsius issued in a bona fide equity offering for investment purposes at a conversion price equal to the lesser of 80% of the per unit price paid by the investors purchasing such equity in the such offering or (b) the quotient of $200,000 divided by the aggregate number of outstanding
Class A Units and Accelsius Incentive Units (as defined below) as of immediately prior to the initial closing of such equity securities. The Accelsius Convertible Notes mature on the earlier of August 18, 2025 or the date on which a change of control transaction (as defined in the Accelsius Convertible Notes) is consummated. The total amount of interest accrued and due to the ESG Fund in the fiscal year ended December 31, 2023 was approximately $500. As of December 31, 2024, the total amount of interest accrued and due to the ESG Fund in 2024 was $0.
On June 2, 2023, the Series I Note Purchase Agreement was amended and restated to permit Accelsius to issue and sell additional Accelsius Convertible Notes to such persons or entities (including to the ESG Fund if the ESG Fund desires to acquire additional Accelsius Convertible Notes) as determined by Accelsius, until the earlier of (i) such time as the aggregate amount of principal indebtedness evidenced by all of the Accelsius Convertible Notes issued and sold pursuant to the note purchase agreement equals a total of $6,000 or (ii) July 31, 2023. In March 2024, the Accelsius
Convertible Notes were converted into 693,480 Accelsius Series A units at a conversion price of $9.74 per unit. Since the date of the Accelsius Convertible Notes, the largest aggregate amount of principal amount outstanding was approximately
$6,000.
Class A Series 2 Units
On February 1, 2023, the ESG Fund purchased 23,712 Class A Series 2 Units of Accelsius for aggregate proceeds of approximately $100.

Other Related Party Transactions
Investor Rights Agreement
Pursuant to the terms of the Business Combination Agreement, at the Closing, Innventure and Founding Investors
entered into the Investor Rights Agreement. See the section entitled “Director Nominations—Agreements to Nominate
Certain Directors” in Item 10 for more information.
Lock-Up Agreements
In connection with the entry into the Business Combination Agreement, certain members of Innventure LLC (the
“MSA Lock-Up Parties”) entered into a Member Support Agreement (the “Member Support Agreement”) with Learn CW,
Innventure, and Holdco  pursuant to which the MSA Lock-Up Parties agreed to, among other things, be subject to a 180-
day lock-up period following the Closing with respect to any shares of Common Stock received as consideration in the
Business Combination.  On April 1, 2025, the restrictions pursuant to the lock-up under the Member Support Agreement lapsed with respect to the shares of Common Stock held by the MSA Lock-Up Parties.
Pursuant to Innventure’s Certificate of Incorporation, the holders of shares of Common Stock issued as consideration (including any Earnout Shares, as defined in the Business Combination Agreement) to former holders of membership interests, warrants or other equity interests of Innventure LLC were prohibited from transferring any such shares of Common Stock until the end of the period beginning on the date of the Closing and ending on the date of the opening of the first trading window at least 180 days after the Closing.  On April 1, 2025, the restrictions pursuant to the lock-up under the Certificate of Incorporation lapsed with respect to the shares of Common Stock held by the former holders of membership interests, warrants, or other equity interests of Innventure LLC.
In connection with the entry into the Business Combination Agreement, certain insiders of Innventure entered into lock-up agreements, pursuant to which such persons have agreed to restrictions on the transfer of their shares of Common
Stock, subject to certain exceptions, for a period ending upon the earlier of (A) the expiration of one year after the Closing and (B) subsequent to the Closing, (i) if the closing price of Common Stock equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (ii) the date which Innventure completes a merger, liquidation, stock exchange, reorganization or other similar transaction after the Closing that results in all of the public stockholders of Innventure having the right to exchange their shares of Common Stock for cash securities or other property.
In connection with Learn CW’s initial public offering, Learn CW entered into a Letter Agreement (the “2021
Letter Agreement”), dated October 7, 2021, among Learn CW and its officers, directors, director nominees and the CWAM
Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor and certain Insiders (as defined therein) agreed not to transfer certain Class B ordinary shares of Learn CW, par value $0.0001 per share (the “Founder Shares”), outstanding prior to the consummation of Learn CW’s initial public offering until the earlier of (A) one year after the completion of the Business
Combination and (B) the date following the completion of the Business Combination on which Learn CW completes a liquidation, merger, share exchange or other similar transaction that results in all of Learn CW’s shareholders having the right to exchange their Learn CW Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), for cash, securities or other property.  The Founder Shares and the Ordinary Shares were each converted into shares of Common
Stock at the Closing. Pursuant to the terms of the 2021 Letter Agreement, and notwithstanding the foregoing, if, subsequent to the Closing, the closing price of the Common Stock equals or exceeds $12.00 per share (as adjusted for share sub-
divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the shares of Common
Stock held by the parties to the 2021 Letter Agreement or their permitted transferees will be released from lock-up.
Employee Family Relationship
Mr. Colin Scott (the son of Dr. John Scott, our Chief Strategy Officer) is an employee of Innventure and serves on the Accelsius board of directors. Mr. Colin Scott earned $325 and $216 for the years ended December 31, 2024 and 2023, respectively.
Aircraft Time Sharing Agreements
On May 6, 2024, Innventure LLC entered into aircraft time sharing agreements with entities affiliated with
Michael Otworth and John Scott, each of whom owns a partial interest in a private airplane, whereby they, as partial owners of the plane, would be reimbursed for its use by Innventure LLC and its employees and directors. Such reimbursements are only to be granted for Innventure LLC business use. The aircraft time sharing agreements each have an initial term of one year and automatically renew for one month terms until terminated by either party. Each agreement may be terminated by either party with 30 days’ prior written notice. In 2024, Innventure LLC made reimbursements to each of
Mr. Otworth and Dr. Scott in the amounts of $142 and $122, respectively. Mr. Otworth was the Executive Chairman of
Innventure LLC and is now Innventure’s Executive Chairman. Dr. Scott was the Chief Strategy Officer of Innventure LLC
and is now Innventure’s Chief Strategy Officer.
Bridge Financing
On August 20, 2024, pursuant to an unsecured promissory note (the “Glockner Bridge Note”), Innventure LLC borrowed $10,000 from Glockner Family Venture Fund, LP (the “Glockner Lender”), a Florida limited partnership affiliated with Glockner Enterprises, as bridge financing until the Closing of the Transactions. The outstanding principal amount and loan fee were due upon the later of October 15, 2024 or the first business day following Closing. The Glockner
Bridge Note carries a loan fee of $1,000 and does not bear interest except during an event of default. Pursuant to the
Glockner Bridge Note, advances under the note shall be made in multiple installments as follows: (i) $3,000 on August 20,
2024 (and was received on August 20, 2024), (ii) $3,000 on August 27, 2024 (and was received on August 27, 2024) and
(iii) $4,000 on September 3, 2024 (and was received on September 3, 2024). Amounts that are borrowed and repaid may not be re-borrowed. Glockner Enterprises is affiliated with persons or entities that collectively own greater than 10% of
Innventure’s Class B-1 Preferred Units. James Donnally was a director of Innventure LLC and is now a director of
Innventure, is the Managing Member of Bellringer Consulting Group, LLC, the General Partner of the Glockner Lender, is
an equity holder of the Glockner Lender, and previously served as the Vice President and Chief Financial Officer of
Glockner Enterprises from 1996 to 2023. Mr. Donnally currently has no authority over the Glockner Lender’s decision-
making with respect to equity or debt investments in Innventure.
On August 22, 2024, pursuant to an unsecured promissory note (the “Scott Bridge Note”), Innventure LLC borrowed $2,000 from Dr. John Scott, Innventure’s Chief Strategy Officer. Interest will accrue on the Scott Bridge Note at a rate of eleven and half percent (11.5%) per annum plus, in the case of an event of default, an additional two percent (2%)
per annum, amounts will be advanced under the Scott Bridge Note upon written request and, otherwise, the Scott Bridge
Note has terms identical to the Glockner Bridge Note.
On October 1, 2024, the Company and the Glockner Lender amended and restated the Glockner Bridge Note (as amended, the “A&R Glockner Bridge Note”). The A&R Glockner Bridge Note was issued in the principal amount of
$10,000 and such borrowings are due upon the earlier of January 31, 2025 and the first business day following the date on which the Company has sufficient capital to be able to repay all amounts outstanding under such note and otherwise meet its expected working capital needs, as determined by the Company in its reasonable discretion. From and after the issuance date of the A&R Glockner Bridge Note, such note will bear interest at 15.99% per annum, payable in arrears on the first business day of each calendar month, beginning on November 1, 2024. In the event of a failure to pay any amount due under the A&R Glockner Bridge Note, such failure will not constitute an event of default unless certain other conditions are met. The Company also agreed to pay the Glockner Lender $1,000 as a loan fee in connection with entry into the A&R
Glockner Bridge Note. As described above, Mr. Donnally serves as the managing member of the Glockner Lender’s general partner, Bellringer Consulting Group LLC. On March 20, 2025, the Glockner Lender agreed to deem as repaid in full and otherwise terminated all loans and other obligations of Innventure LLC to the Glockner Lender under the A&R
Glockner Bridge Note and any loan documentation executed in connection with the A&R Glockner Bridge Note in exchange for the issuance to the Glockner Lender of 1,392,059 shares of Series C Preferred Stock on March 24, 2025.
On October 1, 2024, the Company and Dr. John Scott agreed to amend and restate the Scott Bridge Note (as amended, the “A&R Scott Bridge Note”). The A&R Scott Bridge Note was reissued in the principal amount of $1,000 and such borrowings are due at maturity on January 31, 2025. From August 22, 2024 to but excluding October 1, 2024, interest on the A&R Scott Bridge Note accrued at a rate of 11.5% per annum, and from and after October 1, 2024, interest on the
A&R Scott Bridge Note accrued at a rate of 13.5% per annum. In the event of a failure to pay any amount due under the
A&R Scott Bridge Note, such failure will not constitute an event of default unless certain other conditions are met. The
Company also agreed to pay Dr. John Scott, the Company’s Chief Strategy Officer, $1,000 under the Scott Bridge Note.
On March 20, 2025, Dr. Scott agreed to deem as repaid in full and otherwise terminated all loans and other obligations of
Innventure LLC to Dr. Scott under the A&R Scott Bridge Note and any loan documentation executed in connection with the A&R Scott Bridge Note in exchange for (i) Dr. Scott’s receipt in cash of $195 and (ii) the issuance to Dr. Scott of
226,334 shares of Series C Preferred Stock on March 24, 2025.

Review, Approval or Ratification of Transactions with Related Parties
The Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between the Company and related parties in which the aggregate amount involved exceeds or may be expected to exceed $120 and in which a related party has or will have a direct or indirect material interest. The written charter of the Audit Committee provides that the Audit Committee will review and approve in advance any related party transaction.
Limitation of Liability and Indemnification of Directors and Executive Officers
Innventure has entered into indemnification agreements with each of Innventure’s directors and executive officers, the form of which is attached as an exhibit to our 2024 Annual Report, filed with the SEC on April 14, 2025. The indemnification agreements require Innventure to indemnify its directors and executive officers to the fullest extent permitted by Delaware law.
Related Party Transaction Policy
Innventure has adopted a formal written policy for the review and approval of transactions with related parties.
Such policy requires, among other things, that:
•the Audit Committee shall review the material facts of all related party transactions;
•in reviewing any related party transaction, the Audit Committee will take into account, among other factors that it deems appropriate, whether the related party transaction is on terms no less favorable to Innventure than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction;
•in connection with its review of any related party transaction, Innventure shall provide the Audit Committee with all material information regarding such related party transaction, the interest of the related party and any potential disclosure obligations of Innventure in connection with such related party transaction; and
•if a related party transaction will be ongoing, the Audit Committee may establish guidelines for Innventure’s management to follow in its ongoing dealings with the related party.
In addition, the related party transaction policy provides that the Audit Committee, in connection with any approval of a related party transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee”
director, as applicable, under the rules and regulations of the SEC and Nasdaq.

PROPOSAL TWO—RATIFY BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 21, 2025
Our Audit Committee has appointed BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and we are submitting that appointment to our stockholders for ratification on an advisory basis at the meeting.  Although shareholder ratification of BDO’s appointment is not legally required, we are submitting this matter to our stockholders, as a matter of good corporate practice.  In determining whether to appoint BDO as our independent registered public accounting firm, the Audit Committee considered a number of factors, including, among others, the firm’s qualifications, industry expertise, prior performance, control procedures, proposed staffing and the reasonableness of its fees on an absolute basis and as compared with fees paid by comparable companies.
Board Recommendation
Our Board unanimously recommends that you vote “FOR” the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
If stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain BDO and may appoint that firm or another without re-submitting the matter to the stockholders.  Even if stockholders ratify the appointment, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s best interests.
Vote Required
The ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
Audit Matters
The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by BDO USA, P.C. for the years ended December 31, 2024 and 2023. All audit and non-audit services provided to the Company by the independent registered public accounting firm are pre-approved by the Audit Committee, and the
Audit Committee considers the provision of such non-audit services when evaluating the accounting firm’s independence.
The Audit Committee pre-approved all services and fees charged by BDO USA, P.C. as the Company’s independent registered public accounting firm to the Company in 2024 after the completion of the Business Combination.

	2024	2023
Audit Fees(1) ...............................................................................................................	$981,547	$400,903
Audit-Related Fees ....................................................................................................	—	—
Tax Fees .....................................................................................................................	—	—
All Other Fees(2) .........................................................................................................	108,387	—
Total Fees ..................................................................................................................	$1,089,934	$400,903
_____________________________
(1)Includes fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q, issuances of comfort letters and consents for securities offerings and for other services that only the Company’s independent registered public accounting firm can reasonably provide.
(2)Includes fees for all services other than those covered above under “Audit Fees.” No such fees existed for the year ended December
31, 2023.
BDO has advised us that one or more of its partners will be present at the meeting. We understand that these representatives will be available to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Change in Auditor
On October 2, 2024, in connection with the consummation of the Business Combination, the Audit Committee
approved and the Board ratified, the appointment of BDO as the Company’s independent registered public accounting firm, subject to satisfactory completion of their client acceptance procedures.  BDO served as Innventure’s independent registered public accounting firm prior to the Business Combination.  Accordingly, following the filing of the Company’s
Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, we dismissed Marcum, LLP (“Marcum”) as
Learn CW’s and our independent registered public accounting firm.
The reports of Marcum on Learn CW’s balance sheets as of December 31, 2023 and 2022 and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2023 and 2022 and the related notes (collectively referred to as the “Learn CW financial statements”) did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The reports of Marcum on the Learn CW financial statements contained an explanatory paragraph which noted
that there was substantial doubt as to Learn CW’s ability to continue as a going concern as Learn CW had no approved plan in place to extend the business combination deadline and fund operations for any period of time after October 13, 2024, in the event that it was unable to complete a business combination by that date.
During the years ended December 31, 2023 and 2022, and the subsequent interim period through October 2, 2024, there were no (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events
(as described in Item 304(a)(1)(v) of Regulation S-K).
During the years ended December 31, 2023 and 2022, and the subsequent interim period through October 2, 2024, neither Learn CW nor anyone on its behalf consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Learn CW’s financial statements, and neither a written report nor oral advice was provided to Learn CW that BDO concluded was an important factor considered by Learn CW in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K
Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.
Report of the Audit Committee of the Board
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December
31, 2024 with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board
(“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit
Committee has recommended to the Board that the audited financial statements be included in Innventure’s 2024 Annual
Report.
James O. Donnally (Chair)
Daniel J. Hennessy
Elizabeth Williams
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Innventure under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL THREE—SEPA SHARE ISSUANCE PROPOSAL
We are seeking approval of the potential issuance of a number of shares of Common Stock to Yorkville in excess of the SEPA Exchange Cap (as defined below). As of the Record Date, we had issued 208,993 shares of Common Stock to
Yorkville pursuant to the SEPA at prices ranging from $11.93 to $12.86 per share.
Background
On October 24, 2023, we entered into the SEPA with Yorkville. Pursuant to the SEPA, we have the right, but not the obligation, to sell to Yorkville up to $75.0 million (the “Commitment Amount”) of shares of Common Stock at our request any time during the 36 months following the Closing of the Business Combination. At our option, the shares would be purchased at a purchase price determined by multiplying the market price of the shares of Common Stock by either (i)
95% of the daily VWAP (as defined below) during the applicable one-day pricing period (the “Option 1 Pricing Period”) or
(ii) 97% of the lowest daily VWAP during the applicable three consecutive trading day pricing period (the “Option 2
Pricing Period”). We may also specify a certain minimum acceptable price per share in each sale that we request under the
SEPA (an “Advance”) below which we will not be obligated to make any sales to Yorkville. “VWAP” means, for any trading day, the daily volume weighted average price of the Common Stock for such date on Nasdaq as reported by
Bloomberg L.P. during regular trading hours or, for a specified period, the volume weighted average price of the Common
Stock on Nasdaq, for such period as reported by Bloomberg L.P. through its “AQR” function.
Each Advance may be for the greater of (i) 100% of the aggregate daily trading volume of the Common Stock during the five trading days preceding the Advance notice or (ii) $10.0 million.
We may not issue shares of Common Stock to Yorkville pursuant to the SEPA to the extent that, as a result of previous issuances and sales of shares of Common Stock to Yorkville under the SEPA, it would result in Yorkville and its affiliates having beneficial ownership of more than 9.99% of the then outstanding shares of Common Stock. Moreover, under the applicable Nasdaq Listing Rules and pursuant to the SEPA, Yorkville may not purchase more than 9,899,582 shares of Common Stock under the SEPA without obtaining stockholder approval, or 19.99% of the shares of Common
Stock outstanding as of the date of the Closing of the Business Combination (the “SEPA Exchange Cap”). The SEPA
Exchange Cap will not apply under certain circumstances, including if our stockholders have approved issuances in excess of the SEPA Exchange Cap in accordance with the rules of Nasdaq or the average price of all applicable sales of Common
Stock under the SEPA equals or exceeds certain minimum prices.
As consideration for Yorkville’s commitment to purchase shares of Common Stock at our direction upon the terms and subject to the conditions set forth in the SEPA, we paid Yorkville certain fees, including a commitment fee in an amount equal to $375,000.
Yorkville’s obligation to purchase shares of Common Stock pursuant to the SEPA is subject to a number of conditions, including that a registration statement be filed with the SEC, registering the shares to be issued pursuant to an
Advance under the Securities Act, and that the Registration Statement is declared effective by the SEC. We filed the registration statement on November 4, 2024, and received notice of effectiveness on November 12, 2024. Furthermore, we filed a post-effective amendment to the registration statement on April 15, 2025, which was declared effective on April 23,
2025.
In connection with the entry into the Securities Purchase Agreement (as defined below), we agreed that for so long as any amounts remain outstanding under the Convertible Debentures, if we request an Advance then, unless otherwise agreed by Yorkville, (1) we may only request an Option 2 Pricing Period in such Advance, and, (2) all of the proceeds from such Advance shall be used as an Advance Payment (as defined in the Convertible Debentures), provided that, if all the following conditions have been satisfied with respect to any Advance, then then the proceeds of such Advance shall be paid to us: (A) the Commitment Amount remaining available (after taking into account the subject Advance) exceeds 110%
of the aggregate principal amount outstanding under the Convertible Debentures, (B) all monthly payments under the
Convertible Debentures that have come due and that are coming due within 31 calendar days following the closing of the subject Advance shall have been repaid, (C) the market value of the number of shares of Common Stock that remain available for issuance under the Convertible Debenture Exchange Cap (as defined below) is at least 200% of the aggregate principal amount outstanding under the Convertible Debentures, and (D) the market value of the number of shares of
Common Stock issuable under the SEPA that remain registered for resale by Yorkville pursuant to an effective registration statement is at least 200% of the aggregate principal amount outstanding under the Convertible Debentures.
Additional information concerning the SEPA is contained in our 2024 Annual Report and is incorporated by reference herein.

Reasons for Seeking Stockholder Approval
Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the shares of Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on
Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).
On October 23, 2023, the date immediately preceding the date of the execution of the SEPA, our Common Stock was not yet trading on Nasdaq.
Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would own or have the right to acquire 20% or more of a company’s then-outstanding capital stock.
Until this Proposal 3 is approved by our stockholders, Yorkville may not purchase more than 9,899,582 shares of
Common Stock pursuant to the SEPA, representing 19.99% of the shares of Common Stock outstanding as of the date of the Closing of the Business Combination. Stockholder approval of this Proposal 3 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).
Our Board has determined that the SEPA and our ability to issue the shares of Common Stock thereunder in excess of the SEPA Exchange Cap are in the best interests of the Company and its stockholders because the ability to sell shares of Common Stock to Yorkville provides us with a reliable source of capital for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures and operating expenses, including the expenses for the Innventure Companies and, together with the subsidiary companies that we may found, fund, and operate going forward, the “Operating Companies”.
We cannot predict the price of the Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the SEPA or whether the applicable price for any such shares will be greater than the Minimum Price under the applicable Nasdaq Listing Rules.
Therefore, we are seeking stockholder approval under this Proposal 3 to issue shares of Common Stock in excess of the SEPA Exchange Cap, if necessary, to Yorkville under the terms of the SEPA. The failure of our stockholders to approve this Proposal 3 will prevent us from selling, at less than the Minimum Price, shares of Common Stock to Yorkville in excess of the SEPA Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the SEPA
Exchange Cap if the sale of shares covered by any Advance is equal to or greater than the Minimum Price for such
Advance. As of the close of business on the Record Date, the price of the Common Stock was $4.42 per share.
Effect on Current Stockholders
Upon stockholder approval of this Proposal 3, the issuance of shares of Common Stock under the SEPA will not be subject to the SEPA Exchange Cap and such issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Common Stock. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the SEPA is determined based on the price of our Common Stock at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

For illustrative purposes only, the table below shows the maximum number of shares of Common Stock that would be issuable under the SEPA at various assumed effective sale prices per share. This example is based on the original
SEPA Commitment Amount of $75.0 million.

Assumed Sale Price per Share	Maximum Shares of Common Stock Issuable Under the SEPA

$3.00	25,000,000
$4.00	18,750,000
$5.00	15,000,000
$6.00	12,500,000
$7.00	10,714,285
$8.00	9,375,000
$9.00	8,333,333
$10.00	7,500,000
Consequences of Non-Approval
If this Proposal 3 is not approved by our stockholders at the Annual Meeting, it may impair our working capital and our ability to fund capital expenditures and operating expenses, including the expenses for the Innventure Companies and the Operating Companies. Our Board has determined that the SEPA, with such modifications, amendments, or changes
(consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(d) and 5635(b) is in the best interests of us and our stockholders because the flexibility to issue shares of Common Stock in excess of the SEPA Exchange Cap provides us with a reliable source of capital for working capital and general corporate purposes.
Board Recommendation
Our Board unanimously recommends that you vote “FOR” the potential issuance of a number of shares of
Common Stock to Yorkville in excess of the SEPA Exchange Cap.
Vote Required
The approval of the potential issuance of a number of shares of Common Stock to Yorkville in excess of the
SEPA Exchange Cap requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted
“for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
Subsequent to the date of this proxy statement, we intend to enter into voting agreements with holders of a majority in voting power of our Common Stock to grant us an irrevocable proxy to vote their shares of Common Stock in favor of this
Proposal 3.
Under applicable Nasdaq Listing Rules, the shares of Common Stock issued pursuant to the SEPA, of which there were 208,993 shares, are not entitled to vote on Proposal 3.

PROPOSAL FOUR—CONVERTIBLE DEBENTURES SHARE ISSUANCE PROPOSAL
We are seeking approval of the potential issuance of a number of shares of Common Stock to Yorkville in excess of the Convertible Debentures Exchange Cap (as defined below). As of the Record Date, no shares of Common Stock have been issued to Yorkville upon conversion of any amounts under the Convertible Debentures and the outstanding aggregate principal amount of the Convertible Debentures was $20.0 million.
Background
On March 25, 2025, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with
Yorkville in connection with our issuance and sale to Yorkville of convertible debentures, convertible into shares of
Common Stock subject to certain conditions and limitations, in the aggregate principal amount of up to $30.0 million (the
“Convertible Debentures”). On April 14, 2025, pursuant to the Securities Purchase Agreement, we sold and issued to
Yorkville a Convertible Debenture in the principal amount of $20.0 million. Yorkville will purchase and we will issue an additional $10.0 million in principal amount of Convertible Debentures (the “Second Convertible Debenture”) after both (i)
a registration statement is filed with the SEC registering the resale of the Conversion Shares and is declared effective by the
SEC and (ii) the Company has received approval of this Proposal 4 either through affirmative votes for this Proposal 4 at the Annual Meeting or irrevocable proxies to do the same by a majority of the voting power of the Company.
The Convertible Debentures bear interest at an annual rate of 0.0%, and have a maturity date of July 14, 2026, which may be extended at the option of Yorkville. The interest rate will increase to an annual rate of 18.0% upon the occurrence and during the continuance of an event of default (as defined in the Convertible Debentures). The Convertible
Debentures provide a conversion right, at Yorkville’s option, in which any portion of the principal amount of the debt, together with any interest or other amounts outstanding under the Convertible Debentures, may be converted at any time and from time to time into the Common Stock at a conversion price equal to $10.00 (the “Conversion Price”), provided that, on each of October 14, 2025 and January 14, 2026 (each, a “Reset Date”), the Conversion Price shall be adjusted
(downwards only) to the lower of (i) the Conversion Price then in effect, or (ii) the average VWAP of the Common Stock during the ten consecutive trading days immediately preceding the applicable Reset Date. The Conversion Price is subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock.
The Convertible Debentures may not be converted into shares of Common Stock to the extent such conversion would result in Yorkville and its affiliates having beneficial ownership of more than 4.99% of the then outstanding shares of Common Stock after giving effect to such conversion; provided that this limitation may be waived by Yorkville upon not less than 65 days’ prior notice to us. Additionally, in compliance with our obligations under the rules and regulations of
Nasdaq, the aggregate number of shares of Common Stock that we may issue in a transaction is 9,415,549 shares of
Common Stock, or 19.99% of the shares of Common Stock outstanding as of the date of the Securities Purchase
Agreement (the “Convertible Debentures Exchange Cap”). The Convertible Debentures Exchange Cap will not apply under certain circumstances, including if our stockholders have approved issuances in excess of the Convertible Debentures
Exchange Cap in accordance with the rules of Nasdaq or we obtain a written opinion from an outside law firm that such approval is not required.
The Convertible Debentures provide us, subject to certain conditions, with an optional redemption right pursuant to which we, upon 10 trading days’ prior written notice to Yorkville (the “Redemption Notice”), may redeem in cash, in whole or in part, so long as (i) the Redemption Notice is delivered to Yorkville after the close of trading hours on a trading day, and (ii) the VWAP of the Common Stock was less than the Conversion Price on the day the Redemption Notice was
given, any of the outstanding principal and interest thereon at a redemption price equal to (a) the principal amount being redeemed, (b) all accrued and unpaid interest under the applicable Convertible Debenture as of the date of such redemption and (c) a redemption premium of 5% of the principal amount being redeemed on or before the twelve-month anniversary of the issuance date of the Convertible Debentures (the “Issuance Date”), and 10% of the principal amount being redeemed after the twelve-month anniversary of the Issuance Date.
The Convertible Debentures include a monthly repayment schedule of installment dates (the “Repayment
Schedule”) on which the Company shall repay a portion of the outstanding balance of the Convertible Debentures equal to
(i) the installment principal amount set forth on the Repayment Schedule, (ii) a 5% payment premium (of the principal amount being paid) and (iii) any accrued and unpaid interest as of each installment date.
On April 14, 2025, we and Yorkville entered into a registration rights agreement (the “Registration Rights
Agreement”) pursuant to which we are required to file a registration statement registering the resale by Yorkville of any shares of Common Stock issuable upon conversion of the Convertible Debentures. We filed the registration statement on
April 15, 2025 and received notice of effectiveness on April 23, 2025.
Additional information concerning the Securities Purchase Agreement, Registration Rights Agreement and
Convertible Debentures is contained in our Current Reports on Form 8-K filed with the SEC on March 26, 2025 and April
14, 2025, which are incorporated by reference herein.
Reasons for Seeking Stockholder Approval
Under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the shares of Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the Minimum Price. On March 24, 2025, the date immediately preceding the date of the execution of the Securities Purchase Agreement, the closing price of the Common Stock was $7.93 and the average closing price of the Common Stock for the five trading days immediately preceding March 25, 2025 was $7.77.
Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would own or have the right to acquire 20% or more of a company’s then-outstanding capital stock.
Until this Proposal 4 is approved by our stockholders, Yorkville may not convert its Convertible Debentures into more than 9,415,549 shares of Common Stock, representing 19.99% of the outstanding shares of Common Stock as of the date of the Securities Purchase Agreement. Stockholder approval of this Proposal 4 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).
Our Board has determined that the Securities Purchase Agreement and the Convertible Debentures and our ability to issue the shares of Common Stock thereunder in excess of the Convertible Debentures Exchange Cap are in the best interests of the Company and its stockholders because it will decrease the likelihood that we will have to make monthly prepayments pursuant to the Convertible Debentures.
We cannot predict the price of the Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the Convertible Debentures.
Therefore, we are seeking stockholder approval under this Proposal 4 to issue shares of Common Stock in excess of the Convertible Debentures Exchange Cap, if necessary, to Yorkville under the terms of the Convertible Debentures.
The failure of our stockholders to approve this Proposal 4 will prevent us from issuing shares of Common Stock to
Yorkville in excess of the Convertible Debentures Exchange Cap, which may require us to make monthly prepayments as described above. As of the close of business on the Record Date, the price of the Common Stock was $4.42 per share.
Effect on Current Stockholders
Upon stockholder approval of this Proposal 4, the issuance of shares of Common Stock under the Convertible
Debentures will not be subject to the Convertible Debentures Exchange Cap and such issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Common Stock. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the Convertible Debentures is determined based on the price of our Common Stock at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined.
However, the dilutive effect may be material to our current stockholders.
For illustrative purposes only, the table below shows the number of shares of Common Stock that would be issuable upon conversion of Convertible Debentures if we issue securities at an effective price per share that is lower than
$10.00 per share, thereby resulting in the issuance of more than 9,415,549 shares of Common Stock. This example is based on the conversion of the original aggregate principal amount of $30.0 million and does not reflect the conversion of any accrued but unpaid interest. As of the Record Date, the outstanding aggregate principal amount of the Convertible
Debentures was $20.0 million.

Assumed Conversion Price	Common Stock Issuable Upon Conversion of Convertible Debentures

$3.00	10,000,000
$4.00	7,500,000
$5.00	6,000,000
$6.00	5,000,000
$7.00	4,285,714
$8.00	3,750,000
$9.00	3,333,333
$10.00	3,000,000
Consequences of Non-Approval
If this Proposal 4 is not approved by our stockholders at the Annual Meeting, we may be required to make monthly prepayments as described above, which may impair our working capital and our ability to fund capital expenditures and operating expenses, including the expenses for the Innventure Companies and the Operating Companies.
Our Board has determined that the Securities Purchase Agreement and Convertible Debentures, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties thereto, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(d) and 5635(b), is in the best interests of us and our stockholders because it will decrease the likelihood we will have to make monthly prepayments pursuant to the Convertible Debentures.
Furthermore, if this Proposal 4 is not approved by our stockholders at the Annual Meeting, Yorkville will not purchase, and we will not issue, the Second Convertible Debenture. Accordingly, the additional $10.0 million of funds to be received by us upon issuance of the Second Convertible Debenture will not be made available to us.
Board Recommendation
Our Board unanimously recommends that you vote “FOR” the potential issuance of a number of shares of
Common Stock to Yorkville in excess of the Convertible Debentures Exchange Cap.
Vote Required
The approval of the potential issuance of a number of shares of Common Stock to Yorkville in excess of the
Convertible Debentures Exchange Cap requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.  Subsequent to the date of this proxy statement, we intend to enter into voting agreements with holders of a majority in voting power of our Common Stock to grant us an irrevocable proxy to vote their shares of Common Stock in favor of this Proposal 4.
Under applicable Nasdaq Listing Rules, the shares of Common Stock issued pursuant to conversion of all or any portion of the Convertible Debentures, if applicable, are not entitled to vote on Proposal 4.

EXECUTIVE AND DIRECTOR COMPENSATION
All dollar amounts (“$”) in this section reflect actual amounts.
As an emerging growth company and smaller reporting company, Innventure has opted to comply with the executive compensation disclosure rules applicable to “emerging growth companies” and “smaller reporting companies” as each such term is defined in the rules promulgated under the Securities Act, which, in general, require compensation disclosure for Innventure’s principal executive officer and its two other most highly compensated executive officers.
Innventure’s principal executive officer and its two other most highly compensated executive officers are referred to herein as our named executive officers (the “NEOs”).
Gregory W. (Bill) Haskell was Innventure’s principal executive officer for the entirety of 2024. The two most highly compensated executive officers of Innventure that were serving in such capacity at the end of 2024 (other than Mr.
Haskell) were Mike Otworth and Dr. John Scott.
Therefore, for the fiscal year ended December 31, 2024, Innventure’s NEOs were:
•Gregory W. (Bill) Haskell, Chief Executive Officer and Manager;
•Mike Otworth, Executive Chairman; and
•Dr. John Scott, Chief Strategy Officer.
2024 Business Combination
On October 2, 2024, we consummated our Business Combination. The information provided in this disclosure reflects both compensation from Innventure LLC (up until the date of the Business Combination, as applicable) and compensation from the Company (from the date of the Business Combination through the end of 2024). Messrs. Haskell and Otworth and Dr. Scott are still serving as executive officers of Innventure following the consummation of the Business
Combination.
2024 Summary Compensation Table
The following table provides information regarding the compensation of Innventure’s NEOs for 2024 and 2023, as applicable.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)
Gregory W. (Bill) Haskell .......	2024	300,000	2,500,000	—	—	—	13,800	2,813,800
Chief Executive Officer .................................	2023	300,000	180,000	—	—	—	12,000	492,000
Mike Otworth ..........................	2024	300,000	—	7,001,001	7,577,786	—	—	14,878,787
Executive Chairman(6) ........................	2023	300,000	180,000	—	—	—	—	480,000
Dr. John Scott ..........................	2024	300,000	—	4,100,005	6,935,489	—	—	11,335,494
Chief Strategy Officer(7) ............................	2023	300,000	180,000	—	—	—	—	480,000
_____________________________
(1)The amount in this column for 2024 for Mr. Haskell represents base salary earned during 2024. For Dr. Scott, the amount represents payments to
Corporate Development Group (a company 100% owned by Dr. Scott) with respect to Dr. Scott’s consulting services to Innventure during 2024. For
Mr. Otworth, the amount in this column for 2024 represents payments to Sugar Grove Ventures, LLC (a company 100% owned by Mr. Otworth)
with respect to Mr. Otworth’s consulting services to Innventure for 2024.
(2)The amount in this column for Mr. Haskell represents a transaction bonus earned in connection with the Business Combination.
(3)The amounts in this column reflect the aggregate grant date fair value of service-based restricted stock unit (“RSU”) awards granted by the
Company to the NEOs in 2024 and, with respect to Mr. Otworth, the amount includes the aggregate grant date fair value of the Accelsius Incentive
Units granted by Accelsius to him in 2024, each calculated in accordance with Financial Accounting Standards Board Accounting Standards
Codification (“FASB ASC”) Topic 718. For information regarding the assumptions used in calculating the value of these awards, see Note 14 to the consolidated financial statements included in our 2024 Annual Report, filed with the SEC on April 14, 2025. For more information regarding the awards disclosed in this column, see “2024 Equity-Based Compensation” below. The Refinity Incentive Units (as defined below) discussed in such section had an aggregate grant date fair value of $0.

(4)The amounts in this column reflect the aggregate grant date fair values of option awards and stock appreciation right awards (“SARs”) granted by the Company to the NEOs in 2024, each calculated in accordance with FASB ASC Topic 718. For information regarding the assumptions used in calculating the value of these awards, see Note 14 to the consolidated financial statements included in our 2024 Annual Report, filed with the SEC on April 14, 2025. For more information regarding the awards disclosed in this column, see “2024 Equity-Based Compensation” below.
(5)The amount in this column represents matching contributions provided by Innventure under the 401(k) Plan (as defined and described below).
(6)Mr. Otworth provided services to Innventure in a consulting capacity during 2024 through a contract between Innventure LLC and Sugar Grove
Ventures, LLC.
(7)Dr. Scott provided services to Innventure in a consulting capacity during 2024 through a contract between Innventure LLC and Corporate
Development Group, pursuant to which Dr. Scott, the founder and principal of Corporate Development Group, provided strategic guidance and consulting services to Innventure.
Narrative Disclosure to 2024 Summary Compensation Table
Key 2024 Named Executive Officer Compensation Components and Decisions
2024 Base Salary
Pursuant to the terms of their employment or consulting arrangements, as applicable, the NEOs were entitled to base salaries or service fees, as applicable, at the following annual rates during 2024:

NEO	2024 Base Salary/ Service Fee Rate
Gregory Haskell .......................................................................................................	$300,000
Mike Otworth ...........................................................................................................	$300,000
Dr. John Scott ..........................................................................................................	$300,000
We did not modify the base salary or service fee rates of any of the NEOs during 2024. However, we increased the base salary and service fee rates of the NEOs in January 2025.
2024 Bonus Compensation
Each of Messrs. Haskell and Otworth and Dr. Scott is eligible for a target 2024 annual bonus opportunity equal to
$300,000 based on Innventure’s performance against certain goals established by the board of directors of Innventure,
LLC. The 2024 bonus goals and applicable weighting percentages are set forth on the table below:

2024 Bonus Goal	Weighting	Goal Achieved? (yes or no)
Formation of a new (4th) operating company	25%	Yes
Complete the Business Combination with more than $20 million of net proceeds	50%	Yes

Meeting each of the following milestones (or a achieving a certain threshold share price):
•Formation of a new (4th) operating company	10%	Yes
•$10 million of booked revenue for Accelsius	10%	No
•$15 million of GAAP revenue for AeroFlexx	5%	No
The 2024 bonuses were also subject to a stretch goal (formation of a new (5th) operating company), which would have resulted in an additional 50% payout.
In 2025, the Compensation Committee (and the Board with respect to Mr. Haskell) determined that 85% of the
2024 bonus goals were achieved (as shown in the table above) and that the stretch goal was not achieved. As such, the
Committee (or Board, as applicable), determined that each NEO notionally earned a payout percentage of 85% of the target bonus, which corresponds to the following payout amounts: $255,000 for Mr. Haskell; $255,000 for Mr. Otworth; and
$255,000 for Dr. Scott. Payout of such amounts is generally contingent on the NEO’s continued service through the date of payment.  Such amounts are expected to be disclosed in a future Summary Compensation Table once payment is made and the applicable service requirements have lapsed.
Mr. Haskell also earned a cash bonus of $2,500,000 in connection with the successful consummation of the
Business Combination in 2024.

2024 Equity-Based Compensation
In connection with the Business Combination, we adopted the Innventure, Inc. 2024 Equity and Incentive
Compensation Plan (the “2024 Plan”). The 2024 Plan allows for equity compensation awards to our directors, employees and certain other service providers.
In December 2024, the Compensation Committee approved equity incentive awards for the NEOs consisting of service-based RSUs and stock options under the 2024 Plan. Awards for our NEOs were as follows:

NEO	RSUs	Options*
Gregory Haskell .........................................................................................................	—	—
Mike Otworth ............................................................................................................	537,705	262,295
Dr. John Scott ............................................................................................................	336,066	163,934
_____________________________
*The options set forth in the table above were granted with an exercise price of $12.20, the closing stock price on the date of grant.
In general, the options and RSUs granted to Mr. Otworth and Dr. Scott vest on October 2, 2025, or, if earlier, on the same date that the lock-up set forth in the contractual lock-up agreement entered into by such individual on October 24,
2023 terminates pursuant to its terms, subject to each NEO’s continuous service until the applicable vesting date.
In December 2024, the Compensation Committee also approved a grant of 150,000 SARs (the “Accelsius SARs”)
for each of Mr. Otworth and Dr. Scott. The Accelsius SARs each represent the right of the participant to receive a number of shares of Common Stock with a value equal to the appreciation in the value of a Class A Common Unit of Accelsius over a base price of $12.175. In general, the Accelsius SARs will be automatically exercised upon the earliest to occur of:
(i) the 24-month anniversary of the grant date, (ii) the participant’s death, or (iii) the participant’s “disability” (as defined in the applicable award agreement). The Compensation Committee may, in its discretion, determine that the participant will receive cash instead of Common Stock.
On December 11, 2024, Refinity Holdings granted 109,000 Class PI Units of Refinity Holdings (“Refinity
Incentive Units”) to each of our NEOs pursuant to the Refinity Holdings PI Unit Incentive Plan. The Refinity Incentive
Units are intended to be “profits interests” for U.S. federal income tax purposes, and holders of Refinity Incentive Units did not have any voting rights with respect to such Refinity Incentive Units except as required by law. The Refinity Incentive
Units entitle the holders thereof to participate in distributions of Refinity Holdings after certain members of Refinity
Holdings have received the return of an amount specified with respect to the Refinity Incentive Unit award (the “Refinity
Distribution Threshold”). The Refinity Incentive Units generally vest over a three-year period, with 25% vesting on the one-year anniversary of the grant date and 9.375% vesting quarterly thereafter, subject to each NEO’s continued service to
Refinity Holdings or one of its subsidiaries.
In March 2024, Accelsius granted 100,000 Class C Units of Accelsius (“Accelsius Incentive Units”) to Mr.
Otworth. The Accelsius Incentive Units are intended to be “profits interests” for U.S. federal income tax purposes, and holders of Accelsius Incentive Units do not have any voting rights with respect to such Accelsius Incentive Units except as required by law. The Accelsius Incentive Units entitle the holders thereof to participate in distributions of Accelsius after certain members of Accelsius have received the return of an amount specified with respect to the Accelsius Incentive Unit award (the “Accelsius Distribution Threshold”). Mr. Otworth’s Accelsius Incentive Units were granted with an Accelsius
Distribution Threshold of $4.41. The Accelsius Incentive Units generally vest over a three-year period, with 25% vesting on the grant date and 9.375% vesting quarterly beginning on the one-year anniversary of the grant date, subject to Mr.
Otworth’s continued service to Accelsius or one of its subsidiaries.
Policies and Practices Related to the Grant of Certain Equity Awards
The Compensation Committee approves equity awards granted to our NEOs on or before the grant date, but grants are not currently made on a predetermined schedule. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award
Percentage change in the
closing market price of
the securities underlying
the award between the
trading day ending
immediately prior to the
disclosure of material
nonpublic information
and the trading day
beginning immediately
following the disclosure
of material nonpublic
information

Gregory Haskell, CEO ..............................	—	—	—	—	—
Mike Otworth, Executive Chairman .....	12/9/2024	262,295	12.20	$1,712,786	(0.88)%
Dr. John Scott, Chief Strategy Officer ..	12/9/2024	163,934	12.20	$1,070,489	(0.88)%
Incentive Units Granted in Prior Years
Innventure LLC
In prior years, Innventure LLC granted Class C Units of Innventure LLC (“Innventure Incentive Units”) to certain service providers, including Mr. Haskell, pursuant to the Fourth Amended and Restated Limited Liability Company
Agreement of Innventure LLC, as subsequently amended or amended and restated from time to time. The Innventure
Incentive Units were intended to be “profits interests” for U.S. federal income tax purposes, and holders of Innventure
Incentive Units did not have any voting rights with respect to such Innventure Incentive Units except as required by law.
The Innventure Incentive Units entitled the holders thereof to participate in distributions of Innventure LLC after certain members of Innventure LLC have received the return of an amount specified with respect to the Innventure Incentive Unit award (the “Innventure Distribution Threshold”). At the time of the Business Combination, unvested Innventure Incentive
Units held by the NEOs vested in full and were canceled and exchanged for shares of Common Stock. At the time of the
Business Combination, Mr. Haskell held 430,000 Innventure Incentive Units with an Innventure Distribution Threshold of
$2.2973. At the time of the Business Combination, these Innventure Incentive Units were exchanged for shares of
Common Stock. In accordance with the applicable allocation schedule pursuant to the Business Combination Agreement,
Mr. Haskell received 705,655 shares of Common Stock with respect to his Innventure Incentive Units.
Innventure LLC did not grant Innventure Incentive Units to any of the NEOs in 2024.
Accelsius
In prior years, Accelsius granted Accelsius Incentive Units to certain service providers, including Mr. Haskell and
Dr. Scott, pursuant to the Limited Liability Company Agreement of Accelsius.  At the time of the Business Combination, unvested Accelsius Incentive Units held by the NEOs remained outstanding in accordance with the terms of the award agreements pursuant to which such Accelsius Incentive Units were granted.
Employment and Consulting Arrangements with our NEOs
Gregory W. (Bill) Haskell: Innventure LLC is party to an offer letter, dated January 5, 2021, with Mr. Haskell (the
“Haskell Letter”). The Haskell Letter provides for, among other things, an initial base salary rate of $200,000 per year, and an opportunity for Mr. Haskell to receive certain equity awards from Innventure LLC and new companies affiliated with
Innventure LLC. Mr. Haskell’s base salary in 2024 was $300,000 per year. In January 2025, Mr. Haskell’s base salary was increased again to $700,000 per year.
Mike Otworth: Innventure LLC is party to a Contractor Agreement for Services, effective November 16, 2023, with Sugar Grove Ventures, LLC, an independent contractor (the “Otworth Service Agreement”). Pursuant to the Otworth
Service Agreement, Mr. Otworth serves as the primary contact and responsible party in carrying out the services contemplated under the Otworth Service Agreement on behalf of Sugar Grove Ventures, LLC. Pursuant to the Otworth
Service Agreement, Sugar Grove Ventures, LLC provides consulting tasks as assigned in exchange for a monthly service fee of $25,000 and a target bonus equal to 100% of annual consulting fees. In January 2025, Mr. Otworth’s monthly service fee was increased to $37,500.
Dr. John Scott: Innventure LLC is party to a Statement of Work, effective April 1, 2018, with Corporate
Development Group LLC, an independent contractor (“Corporate Development Group”) (as amended, the “Scott Service
Agreement”). Pursuant to the Scott Service Agreement, Corporate Development Group LLC provides strategic guidance and consulting services to Innventure LLC for a monthly service fee of $25,000. In January 2025, Dr. Scott’s monthly service fee was increased to $37,500.
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table and related footnotes set forth information about the outstanding equity awards held by the
NEOs as of December 31, 2024.

		Option Awards					Stock Awards
Name	Type of Award(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Gregory W. (Bill) Haskell .............................	Refinity Units	—	—		—	—	109,000	(4)	0
Mike Otworth .................	INV Options	—	262,295	(2)	12.20	12/9/2034
	Refinity Units						109,000	(4)	0
	Accelsius SARs	—	150,000	(3)	12.18	12/31/2026
	INV RSUs						537,705	(5)	7,447,214
	Accelsius Units						75,000	(6)	3,147,750	(7)
Dr. John Scott .................	INV Options	—	163,934	(2)	12.20	12/9/2034
	Refinity Units						109,000	(4)	0
	Accelsius SARs	—	150,000	(3)	12.18	12/31/2026
	INV RSUs						336,066	(5)	4,654,514
	Accelsius Units	—	—		—	—	9,375	(8)	434,813	(7)
_____________________________
(1)Type of Award: Refinity Units – Refinity Incentive Units; INV Options – stock options to purchase shares of Common Stock; INV RSUs –
restricted stock units settled in shares of Common Stock; Accelsius SARs – awards granted by Innventure and settled in shares of Common Stock, the value of which is determined based on the increase in value of Class A Common Units of Accelsius; Accelsius Units – Accelsius Incentive
Units.
(2)In general, these stock options will vest on October 2, 2025, or, if earlier, on the same date that the lock-up set forth in the contractual lock-up agreement entered into by such individual on October 24, 2023 terminates pursuant to its terms, subject to each NEO’s continuous service until the applicable vesting date.
(3)In general, these Accelsius SARs will be automatically exercised upon the earliest to occur of: (i) the 24-month anniversary of the grant date, (ii) the participant’s death, or (iii) the participant’s “disability” (as defined in the applicable award agreement).
(4)On December 11, 2024, Refinity Holdings granted to each NEO 109,000 Refinity Incentive Units, with a Refinity Distribution Threshold of $0.00.
Such Refinity Incentive Units will vest over a three-year period, with 25% vesting on the one-year anniversary of the grant date and 9.375% vesting quarterly thereafter.
(5)In general, these RSUs will vest on October 2, 2025, or, if earlier, on the same date that the lock-up set forth in the contractual lock-up agreement entered into by such individual on October 24, 2023 terminates pursuant to its terms, subject to each NEO’s continuous service until the applicable vesting date.
(6)On March 22, 2024, Accelsius granted to Mr. Otworth 100,000 Accelsius Incentive Units, with an Accelsius Distribution Threshold of $4.41. In general, these Accelsius Incentive Units will vest over a three-year period, with 25% vesting on the grant date and 9.375% vesting quarterly beginning on the one-year anniversary of the grant date, subject to Mr. Otworth’s continued service to Accelsius or one of its subsidiaries.
(7)Because Accelsius was not publicly traded during 2024, these amounts represent the estimated market value of the unvested Accelsius Incentive
Units held by each of the NEOs as of December 31, 2024, as more fully described above under the heading “2024 Equity-Based Compensation,”
based on an external valuation dated as of December 31, 2024.
(8)On May 5, 2022, Accelsius granted to Dr. Scott 100,000 Accelsius Incentive Units, with an Accelsius Distribution Threshold of $0.00. Such
Accelsius Incentive Units were 25% vested on the date of grant, and the remainder of the Accelsius Incentive Units vest in eight substantially equal quarterly installments beginning 12 months after the date of grant. For a discussion of the treatment of the NEOs’ Incentive Units in the Business
Combination, see “Incentive Units Granted in Prior Years” above.

Additional Narrative Disclosure
Tax Qualified Retirement Plan
Employees of Management Services, Accelsius and Refinity Holdings are eligible to participate in a tax-qualified retirement savings plan (the “401(k) Plan”), under which participating employees may contribute up to 99% of their eligible compensation into their 401(k) Plan accounts, subject to applicable limits under the U.S. Internal Revenue Code.
Mr. Haskell participated in the 401(k) Plan in 2024.
Innventure did not offer a defined benefit pension plan or nonqualified deferred compensation plan for its NEOs during 2024.
Severance and Change in Control Compensation
Severance Under NEO Arrangements
None of the agreements or offer letters with the NEOs provide for severance compensation in the event of a termination of employment.
Innventure Equity Compensation
In general, RSUs, stock options and Accelsius SARs granted under the 2024 Plan are eligible to vest or are automatically exercised as follows in the event of certain termination and change in control scenarios.
RSUs. If an NEO’s employment is terminated due to death or disability, the RSUs will vest in full. If an NEO remains employed through the date of a “change in control” (as defined for purposes of the applicable equity awards) and a replacement award is not provided, the RSUs will vest in full. If a replacement award is provided and, at any point within twelve months following a “change in control,” the employment of an NEO is terminated by the Company (or its successor) without “cause” or by the NEO for “good reason,” unvested RSUs held by the NEO will vest in full.
Stock Options. If an NEO’s employment is terminated due to death or disability, the unvested portion of the option will vest in full upon termination. If an NEO remains employed through the date of a “change in control” (as defined for purposes of the applicable equity awards) and a replacement award is not provided, the option will vest in full. If a replacement award is provided and, at any point within two years following a “change in control,” the employment of an
NEO is terminated by the Company (or its successor) without “cause” or by the NEO for “good reason,” the replacement award will vest in full.
Accelsius SARs. The Accelsius SARs granted in December 2024 were fully vested upon grant and will be automatically exercised upon the earliest to occur of: (i) the 24-month anniversary of the Date of Grant (as defined in the applicable award agreement), (ii) the participant’s death, or (iii) the participant’s disability (as defined in the applicable award agreement).
Treatment of Incentive Units Upon a Termination of Employment or Engagement
With respect to Innventure Incentive Units (when they were outstanding) and Accelsius Incentive Units, if an
NEO’s employment or engagement is (or was) terminated, then Innventure or Accelsius, as applicable, may repurchase (or could have repurchased) such NEO’s vested Incentive Units for the greater of the book value or fair market value (each as defined in the applicable award agreements pursuant to which Incentive Units were granted), except that if the termination is (or was) voluntary on the part of the NEO or by Innventure or Accelsius, as applicable, for cause (as defined in the applicable award agreements pursuant to which Incentive Units were granted), such vested Incentive Units may be repurchased (or could have been repurchased) for their fair market value.
As described above, Innventure Incentive Units held by the NEOs vested (to the extent unvested) at the time of the
Business Combination and were cancelled in exchange for shares of Common Stock.
With respect to Refinity Incentive Units, if an NEO’s employment or service is terminated, then Refinity Holdings may redeem such NEO’s vested Refinity Incentive Units for their fair market value (as defined in the applicable award agreements pursuant to which Refinity Incentive Units are granted), except that if the termination is by Refinity Holdings for cause (as defined in the Refinity Holdings, LLC PI Unit Incentive Plan), such vested and unvested Refinity Incentive
Units may be redeemed by Refinity Holdings for $0.

Treatment of Accelsius Incentive Units and Refinity Incentive Units upon a Change in Control
With respect to Accelsius Incentive Units and Refinity Incentive Units if Accelsius or Refinity Holdings,
respectively, experiences a change in control (as defined in the applicable award agreement pursuant to which the Incentive
Units were granted), 100% of such Accelsius Incentive Units or Refinity Incentive Units, as applicable, to the extent not yet vested, will vest.
Director Compensation
Bill Haskell, David Yablunosky, Mike Otworth, Suzanne Niemeyer, James Donnally, Bruce Brown, Elizabeth
Williams, Daniel Hennessy, and Michael Amalfitano served on the Innventure Board of Directors during 2024.
Non-Management Director Compensation Policy
In 2024, our Board of Directors adopted the Innventure, Inc. Non-Management Director Compensation Plan (the
“Director Compensation Plan”). The Director Compensation Plan is intended to allow us to attract and retain qualified individuals to serve on our Board and align their interests with those of our stockholders. The Director Compensation Plan is generally administered by the Compensation Committee. The Director Compensation Plan provides for the following cash retainers and equity awards under the 2024 Plan:
•Initial Equity Grant: Each non-management director that became a member of our Board as of October 2,
2024 and who was still serving on our Board on the third business day following the effective date of the
Director Compensation Plan received RSUs with a targeted value of $90,000 on such date, in respect of their service from the Closing and the date of the Company’s first annual meeting of stockholders. Such RSUs will generally vest on the date of this year’s Annual Meeting, subject to each non-management director providing service on our Board through such date.
•Quarterly cash retainer: Each non-management director will receive an annual cash retainer fee of $80,000, paid in arrears on a quarterly basis. The annual cash retainer fee will be prorated in the event that a non-
management director serves on our Board for a portion of any calendar quarter.
•Annual equity retainer: On the date of each of our regularly scheduled annual meetings of stockholders, each non-management director will receive a grant of RSUs with a targeted value of $120,000, which will generally vest on the earlier of (i) the first anniversary of the grant date and (ii) the next annual meeting of stockholders that occurs following the grant date, subject to each non-management director providing service on our Board on such vesting date. If a non-management director is elected to our Board other than in connection with an annual meeting of stockholders, such non-management director’s annual equity retainer will be prorated based on the number of days of service until the scheduled date of the next annual meeting of stockholders.
•Committee retainers: Each non-management director who serves as the chairperson of a standing committee of our Board will receive an annual cash retainer fee of $20,000, paid in arrears on a quarterly basis and prorated in the event that such non-management director serves in such position for a portion of any calendar quarter. Each non-management director who serves as a member, but not a chairperson, of a committee of our
Board will receive an annual cash retainer fee of $10,000 for each committee, paid in arrears on a quarterly basis and prorated in the event that such non-management director serves in such position for a portion of any calendar quarter.
In addition to the compensation provided under the Director Compensation Plan, James Donnally was granted an award of 20,000 Accelsius SARs, as more fully described in footnote 2 to the 2024 Director Compensation Table below, in
2024. The following table sets forth the total compensation received by our non-management directors in 2024. Directors who were also executives of Innventure did not receive additional compensation in 2024 for their Board service.

2024 Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(2)	Total ($)
James Donnally .........	27,500	89,999	782,000	899,499
Bruce Brown .............	27,500	89,999	—	117,499
Elizabeth Williams ...	25,000	89,999	—	114,999
Daniel Hennessy ........	25,000	89,999	—	114,999
Michael Amalfitano ..	25,000	89,999	—	114,999
_____________________________
(1)Reflects the grant date fair value of the RSU awards, calculated in accordance with FASB ASC Topic 718. For information regarding assumptions used in calculating these values, see Note 14 to the consolidated financial statements included in our 2024
Annual Report, filed with the SEC on April 14, 2025. As of December 31, 2024, the non-management directors held the following outstanding stock awards: each of Messrs. Donnally, Brown, Hennessy and Amalfitano and Ms. Williams, 7,377 RSUs.
(2)Reflects the grant date fair value of the Accelsius SARs, calculated in accordance with FASB ASC Topic 718.  For information regarding assumptions used in calculating these values, see Note 14 to the consolidated financial statements included in our 2024
Annual Report, filed with the SEC on April 14, 2025.  The Accelsius SARs were granted by Innventure and are settled in shares of
Common Stock, the value of which is determined based on the increase in value of Class A Common Units of Accelsius over a base price of $12.175. In general, these Accelsius SARs will be automatically exercised upon the earliest to occur of: (i) the 24-month anniversary of the grant date, (ii) Mr. Donnally’s death, or (iii) Mr. Donnally’s “disability” (as defined in the applicable award agreement). The Compensation Committee may, in its discretion, determine that Mr. Donnally will receive cash instead of Common
Stock. As of December 31, 2024, Mr. Donnally held 20,000 Accelsius SARs.  Mr. Donnally was granted these Accelsius SARs in respect of prior service.

STOCK OWNERSHIP
Stock Ownership of Major Stockholders, Executive Officers and Directors
The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of April 24, 2025 (except as otherwise set forth below) by:
•each person known to us to be the beneficial owner of more than 5% of our Common Stock;
•each of our NEOs and directors; and
•all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Fractional shares have been rounded to the nearest whole share.
The following table is based on 53,487,294 shares of Common Stock outstanding as of April 25, 2025. In addition, the beneficial ownership presented below does not include Company Earnout Shares that the holders of
Innventure LLC’s outstanding equity and profits interests and warrants, other than the Class PCTA Units and the Class I
Units (such holders, the “Innventure Members”), have the right to receive upon (i) Accelsius having entered into binding contracts providing for revenue for the Company (as defined in the Business Combination Agreement) within 7 years following the Closing (the “Vesting Period”) in excess of $15,000 in revenue (“Milestone One”) or (ii) AeroFlexx having received in excess of $15,000 revenue within the Vesting Period (“Milestone Three”).
Unless otherwise indicated by footnote, (i) the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them and (ii) the address of each person is c/o Innventure Inc., 6900 Tavistock Lakes Blvd, Suite 400 Orlando, FL 32827.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Directors and Named Executive Officers:
Roland Austrup ...................................................................................	863,264	1.61%
James O. Donnally(1) ...........................................................................	4,224,536	7.90%
Gregory W. Haskell ............................................................................	752,115	1.41%
Michael Otworth(2) ..............................................................................	2,942,902	5.50%
John Scott(3) .........................................................................................	2,081,653	3.89%
David Yablunosky ..............................................................................	185,871	*
Suzanne Niemeyer ..............................................................................	153,005	*
Bruce Brown .......................................................................................	—	*
Elizabeth Williams ..............................................................................	—	*
Daniel J. Hennessy ..............................................................................	1,170,262	2.19%
Michael Amalfitano ............................................................................	—	*
All Directors and Executive Officers as a Group (11 Individuals) .....	12,373,608	23.13%
Five Percent Holders
WE-INN LLC(4) ..................................................................................	9,235,795	17.27%
Ascent X Innventure TC, A Series of Ascent X Innventure, LP(5) .....	3,541,685	6.59%
CastleKnight Master Fund LP(6) ..........................................................	3,953,354	7.39%
Glockner Family Venture Fund, LP(7) ................................................	4,680,272	8.75%
_____________________________
*less than 1%

(1)Consists of (i) 1,500,431 shares of Common Stock held by the James O. Donnally Revocable Trust over which Mr. Donnally has sole voting and investment power and (ii) 2,724,105 shares of Common Stock that may be deemed to be beneficially owned by Mr.
Donnally, which shares are held by certain trusts, including (a) 141,659 shares held by the Barbara G. Glockner Trust, for the benefit of Joseph C. Glockner; (b) 141,659 shares held by the Barbara G. Glockner Trust, for the benefit of Michael P. Glockner; (c)
141,659 shares held by the Barbara G. Glockner Trust, for the benefit of Timothy E. Glockner; (d) 747,834 shares held by the
Joseph C. Glockner Revocable Trust; (e) 747,834 shares held by Michael P. Glockner Revocable Trust; (f) 747,834 shares held by the Timothy E. Glockner Revocable Trust; (g) 3,964 shares held by the Andrew M. Glockner Revocable Trust; and (h) 51,662
shares held by the Barbara G. Glockner Revocable Trust, each of which has three trustees, Timothy Glockner, James Donnally, and
Theresa Laxton, Mr. Donnally’s spouse, with shared voting power. Timothy Glockner has a life estate interest in the Barbara G.
Glockner Trust fbo Timothy E. Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Timothy E. Glockner are the issue of Timothy Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Joseph C. Glockner are the issue of Joseph C.
Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Michael P. Glockner are the issue of Michael P. Glockner.
(2)Mr. Otworth holds 2,942,902 shares of Common Stock.
(3)Dr. Scott holds 2,081,653 shares of Common Stock.
(4)Greg Wasson and Kimberly Wasson share voting and investment power over the securities held by WE-INN LLC. The address for
WE-INN LLC is 233 N Michigan Avenue, Suite 1410 Chicago, Illinois 60601.
(5)Ascent X Innventure TC, A Series of Ascent X Innventure, LP is a limited partnership (“Ascent”). Ascent holds 3,291,685 shares of
Common Stock and 125,000 shares of Series C Preferred Stock.  As of April 24, 2025, if the registration statement registering the resale of the shares of Common Stock underlying the Series C Preferred Stock (the “Series C Preferred Stock Resale Registration
Statement”) were effective, these shares of Series C Preferred Stock would be convertible into 250,000 shares of Common Stock.
Because the conversion price of the Series C Preferred Stock is determined based on the greater of a fixed amount and the 10-
trading day volume-weighted average Nasdaq official closing price of the Common Stock, the number of shares of Common Stock into which the shares are convertible will fluctuate.  Voting and investment power over the shares held by Ascent is exercised by
Jonathan Loeffler and Mark Pomeroy Jr. The address for Ascent is 5956 Sherry Lane, 20th Floor, Dallas, Texas 75225.
(6)Based on information provided by CastleKnight Master Fund LP in a Schedule 13G ﬁled with the SEC on November 15, 2024. Per such Schedule 13G, CastleKnight Master Fund LP has shared voting power over all of such shares and shared dispositive power of all of such shares. The principal business address of CastleKnight Master Fund LP is Maples Corporate Services Limited, P.O. Box
309, Ugland House, Grand Cayman KY1-1104 Cayman Islands.
(7)The Glockner Family Venture Fund, LP holds 4,680,272 shares of Common Stock.
The Company’s “free float,” as determined by the Company in reliance upon the guidance issued by FTSE Russell, exceeds 10% of the Company’s total voting power.
Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(a)	Weighted-average exercise price of outstanding options, warrants and rights(2)(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)(c)
Equity compensation plans approved by security holders ............................................	3,878,195	$12.20	7,144,699
Equity compensation plans not approved by security holder .............................................	—	—	—
TOTAL ............................................................	3,878,195	$12.20	7,144,699
_____________________________
(1)Reflects options, restricted stock units and Accelsius SARs outstanding under the 2024 Plan. Each Accelsius SAR represents the right of the holder to receive a number of shares of Common Stock with a value equal to the appreciation in the value of a Class A Common Unit of Accelsius over a base price of $12.175 (such appreciation in value, the “spread”). We calculated the number of shares of Common Stock covered by the Accelsius SARs for purposes of this column (a) by determining the aggregate spread and dividing it by the fair market value of a share of Common Stock all as of December 31, 2024.
(2)The weighted-average exercise price relates to outstanding stock options only. The Company’s restricted stock unit awards have no exercise price. The Accelsius SARs have a base price of $12.175, but such base price relates to Class A Common Units of Accelsius, not shares of Common Stock, and is already accounted for in the calculation of the number of shares of Common Stock covered by the Accelsius SARs included in column (a) as described in footnote 1 (and for the foregoing reasons is not reflected in this column (b)).
(3)As of December 31, 2024, consists of the shares available for future issuance under the 2024 Plan, all of which may be issued for awards other than options, warrants or rights (such as restricted stock). In general, the aggregate share limit under the 2024 Plan will be automatically increased on the first day of each fiscal year, until 2034, by an amount equal to the lesser of (a) 3% of the shares of the Company’s Common Stock outstanding on the last day of the immediately preceding fiscal year and (b)
such smaller number of shares as determined by the Board of Directors of the Company.

OTHER INFORMATION
Proxy Materials
The full set of our materials include:
•the Notice and Proxy Statement for the meeting,
•a proxy or voting instruction card, and
•our 2024 Annual Report.
You may view online this Proxy Statement and related materials at www.proxyvote.com.  As described further above, stockholders will receive only a written notice of how to access our proxy materials and will not receive printed copies of the proxy materials unless requested.  You may obtain a copy of our 2024 Annual Report on Form 10-K and
Proxy Statement free of charge by visiting our website, www.innventure.com, or by writing to
investorrelations@innventure.com.
Delivery of Proxy Materials to Households
Stockholders residing in the same household who hold their stock through a bank or broker may receive only one
Notice of Annual Meeting and Internet Availability of Proxy Materials (or Proxy Statement, for those who receive a printed copy of the Proxy Statement) in accordance with a notice sent earlier by their bank or broker.  This practice of sending only one copy of proxy materials is called “householding,” and saves us money in printing and distribution costs.
This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household.
If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker.
If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker or by contacting us in writing at Innventure, Inc., 6900
Tavistock Lakes Blvd, Suite 400, Orlando, FL 32827, Attention:  Corporate Secretary, or by phone at (321) 209-6787.  We will also promptly deliver a separate copy of one Notice of Annual Meeting and Internet Availability of Proxy Materials
(or Proxy Statement, as applicable) to any shareholder residing at an address to which only one copy was delivered.
Requests for additional copies should be directed to us in writing using the contact information listed above.

By Order of the Board of Directors

Suzanne Niemeyer Corporate Secretary May 9, 2025

innventure

Creating Companies to Transform Tomorrow

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/INV2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66750-P29264

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INNVENTURE, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. Gregory W. Haskell	☐	☐
1b. Daniel J. Hennessy	☐	☐
1c. Michael Amalfitano	☐	☐

	For	**Against**	**Abstain**
2. Ratification of the appointment of BDO USA, P.C. as Innventure, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
3. Approval of the issuance of 20% or more of Innventure, Inc.'s issued and outstanding Common Stock as of October 2, 2024, pursuant to the Standby Equity Purchase Agreement with YA II PN, Ltd.	☐	☐	☐
4. Approval of the issuance of 20% or more of Innventure, Inc.'s issued and outstanding Common Stock as of March 25, 2025, pursuant to the Convertible Debentures with YA II PN, Ltd.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 25, 2025:
The Notice and Proxy Statement for the 2025 Annual Meeting of Stockholders of Innventure, Inc. and the Annual Report on Form 10-K for Innventure, Inc. for the year ended December 31, 2024 are available at www.proxyvote.com.

V66751-P29264

INNVENTURE, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2025 AT 9:00 A.M., ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Suzanne Niemeyer and David Yablunosky, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INNVENTURE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., ET, on June 25, 2025, virtually at www.virtualshareholdermeeting.com/INV2025, and any adjournment or postponement thereof. The stockholder(s) hereby revoke(s) any proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Discretionary authority is hereby conferred as to all other matters that may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side